UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2011

Date of reporting period: March 1, 2010 — August 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Income Strategies Fund

Semiannual report 8|31|10

A world of investing.™

Putnam Investments

ASSET ALLOCATION FUNDS invest in a mix of asset classes to help weather changing market environments.

Putnam
Income Strategies
Fund

Semiannual report
8 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Message from the Trustees

Dear Fellow Shareholder:

More than two years have passed since the global financial crisis reached its peak in September 2008. Although conditions have improved since then, investors find themselves in uncertain territory again today. And while the economic recovery has been painfully slow, corporate America is showing signs of health. Companies have posted impressive earnings results this year and have taken advantage of low interest rates to gain more financial flexibility going forward.

We believe Putnam’s risk-focused, active-management approach is well-suited for pursuing opportunities for shareholders in today’s volatile investment environment. Compared with 2009’s bull market, times like these require a greater degree of investment analysis and security-selection skill.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing income through a diversifi ed portfolio of bonds and stocks

Current income consistent with prudent risk is an important objective for a growing number of investors, particularly those who are in or approaching retirement. Yet, in today’s relatively low-yield environment, many investors face an uncomfortable trade-off. Achieving their target income level means taking on greater risk, since higher-yielding securities usually have lower credit quality and may be quite volatile. For example, high-yield corporate bonds or government debt from emerging-market countries have proved rewarding over the long term, but income-oriented investors may not be comfortable with the ups and downs in performance that these securities can experience over the short term.

Putnam Income Strategies Fund uses a broad-based diversification strategy with the goal of reducing volatility from higher-yielding investments. The fund pursues its objectives by investing in a broad range of asset classes — including several types of bonds and stocks — and by carefully managing risk. The fund’s secondary objective is capital appreciation, which may help offset the negative effect that inflation can have on the purchasing power of an income-oriented portfolio.

Investing across a variety of asset classes has been shown to be a prudent strategy for long-term investors because it helps smooth the ups and downs of the market. In addition, the fund’s mix of holdings is managed dynamically to respond to changing opportunities — and risks — in global markets.

The portfolio managers combine insights from proprietary research with diversification expertise. They draw on the work of Putnam’s fixed-income group as well as that of our global equity research analysts, who cover more than 1,000 stocks worldwide. The insights of Putnam’s economists and currency specialists are also brought to bear on the portfolio management process. This comprehensive approach helps the fund pursue its investment objectives as it seeks to take advantage of ever-changing market conditions.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The market may not favor growth- or value-style investing. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The Income Strategies Blended Index is a blend of the Barclays Capital Aggregate Bond Index and Russell 3000 Index, with 75% of the index composed of the bond index; the remaining 25% is composed of the stock index.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Jeffrey Knight

Jeff, we saw the stock market change direction several times during the past six months. How did Putnam Income Strategies Fund perform in this volatile climate?

The fund’s class A shares returned 2.58%, a result we achieved with relatively little volatility while in a difficult environment. The broad range of fixed-income securities in the portfolio generated this result, as bonds were generally more stable than stocks. Investors became averse to risk, turned away from stocks, and favored bonds, causing a rally that pushed yields down significantly. The fund underperformed the 5.81% return of its benchmark index, the all-bond Barclays Capital Aggregate Bond Index. The fund also lagged the 3.52% result of its custom benchmark, a 75%/25% blend of fixed-income and equity indexes. However, the fund’s return was better than the average result of its Lipper peer group, Mixed-Asset Target Allocation Conservative Funds, which returned 2.48%.

Why did bonds perform so well?

Economic growth slowed during the period and investors showed less willingness to take risk. U.S. gross domestic product grew at a rate of 3.7% from January to March, but this pace slowed to just 1.6% from April to June. The economy appeared to continue weakening in the summer. This seemed to remove the specter of inflation from the markets, and helped bond yields to fall. Bond prices, which move inversely to yields, rose. Factors in the slowing of the economy included the waning effects of stimulus policies worldwide and the fear of sovereign debt risk as Europe grappled with Greece’s financial crisis. These issues sapped the confidence of equity investors and created demand for the perceived safety

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/10. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

of bonds, Treasury bonds in particular, in a classic flight to quality.

Which investment decisions delivered the best results?

The fund’s standard 75% allocation to fixed-income securities was a big contributor to performance. Most of these were corporate bonds, with about half of the allocation in investment-grade issues, and a smaller portion in high-yield bonds. Both types performed very well as corporate America returned to financial health. Earnings have been strong since the economic recovery was set in motion, and many companies have been able to strengthen their balance sheets by reducing or refinancing debt in ways that give them greater business flexibility. Corporate cash levels have also risen, which reduces credit risk. The only drawback in the bond weighting involved a degree of international exposure. As investors looked for safety, they bid up the U.S. dollar, and this had a negative effect on our foreign holdings. While we use currency hedges to reduce foreign exchange risk, this protected only a portion of our international positions during the period.

Aside from the bonds, there was strong performance from convertible securities and real estate investment trusts (REITs). These securities are held in our portfolio to

Credit qualities are shown as a percentage of net assets as of 8/31/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Short-term cash bonds rated A-1+ are included in the AAA-rating category. Ratings and portfolio credit quality will vary over time.

Credit quality includes the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

diversify its sources of income. They react to market conditions differently than bonds. Convertibles are sensitive to equity prices as well as to interest rates. REITS, of course, tend to be influenced by conditions in the real estate sector and by overall economic growth. However, during this period, REITs performed quite well despite continuing weakness in property prices. We believe this was because many REITs had very attractive valuations, which boosted the yield opportunities for investors. In today’s conditions, with investors nervous about the prospects for equities, many are hungry for yield. We took advantage of this strength in the sector to sell some of our positions at a profit.

Where did you see disappointments?

Although the fund’s high-yield holdings performed well on an absolute basis, they actually trailed the broader high-yield market because we favored somewhat higher-quality, high-yield securities with the intent of reducing risk. During the period, however, lower-quality securities actually performed better as investors sought their more generous yields. Second, many high-yield holdings issued by European companies were tarnished by the region’s sovereign debt risk. In addition, the fund’s exposure to stocks in both the United States and abroad had a negative effect as stocks generally retreated. Our stock selection in international markets, in particular, had disappointing results.

What were some individual stocks that added to or detracted from results?

In the United States, the fund benefited from two technology stocks in particular, VMware and McAfee. VMware is a large-cap software company that specializes in virtualization programs that can be used on a range of computers to help solve information-technology problems. There is strong demand for its services, and profits have been rising. McAfee is a large-cap security software maker that recently agreed to be acquired by chipmaker Intel. We sold the

This table shows the fund’s top 10 equity holdings and the percentage of the fund’s net assets that each represented as of 8/31/10. Short-term holdings are excluded. Holdings will vary over time.

stock on August 19, the day the acquisition was announced, to benefit from the premium of nearly 60%. Another large contributor was Herbalife, a mid-cap company that sells weight management, nutritional supplement, and energy drinks worldwide. It has performed well by beating the market’s growth estimates.

In international markets, Jeronimo Martins appreciated briskly. A Portuguese food retailer, this company is one of the portfolio’s

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets.

Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes.

All data reflect new calculation methodology in effect within the past six months.

largest overweight positions relative to the benchmark. Although its dividend yield is not large, the dividend has been growing steadily for several years. Another large overweight in the health-care sector was AstraZeneca, a British pharmaceutical company. In addition to an attractive dividend yield of 4.5%, the stock rose much faster than the benchmark index during the period. Lastly, Amcor is an Australian packaging company with a 4.2% dividend yield, and the stock rose 16% in the past six months.

Detractors included Seagate Technology, a maker of hard drives. This stock, along with hardware companies in general, turned downward over the past six months, when it became apparent that the economic recovery was decelerating, and there were concerns about the pace of business investment. Financial company BlackRock also underperformed. This asset manager has struggled following its acquisition of Barclays Global Investors, a leader in exchange-traded fund products [ETFs]. As with the overall industry, money has been flowing out of BlackRock’s equity funds, and some investors have had to withdraw funds to avoid concentrating too much of their assets under the BlackRock umbrella.

How does the fund use derivatives?

We use a variety of derivatives to reduce specific risks, such as possible adverse swings in interest rates or credit risk, as well as to benefit from certain types of interest-rate exposures. During the period, derivative strategies overall helped returns, led by futures contracts that shaped the fund’s interest-rate exposures, and despite a small negative impact from positions in options and interest-rate swaps.

Although we have been discussing the fund’s total return, its primary objective is income. Can you explain why income distributions were reduced during the period?

Yes, in May we reduced the income distributed by the fund from a rate of $0.027 to $0.022 per share. After the strong performance of the bond market, yields in general have fallen, and the fund’s current distributions reflect today’s lower yields. A secondary reason is that we reduced exposure to REITs during the period to help lock in some of the profits from securities that have rallied in price. REITs have provided a high stream of income to the portfolio, but with a smaller exposure to this area, there is less income to distribute.

What probability do you see that the generally supportive conditions for this strategy will continue?

This environment is friendly to the fund’s strategy. That’s because the fund is positioned in a variety of income-generating securities, particularly securities near maturity and with relatively high coupons. We think there will be strong investor demand for such securities as the momentum of the equity market recovery has slowed. Since May, equity prices have been highly volatile. Already, mutual fund flows have shown investors opting for fixed-income investments, because they offer current returns with lower volatility than equities.

Where do you see risks in your outlook?

Inflation could pose a threat to income securities by reducing the purchasing power of future income. However, we believe a weak housing market and a weak labor market will limit economic growth and inflationary pressures. In addition, we favor securities that are somewhat close to maturity, and these tend to be less vulnerable to inflation.

Jeff, thanks for taking this time to discuss the fund today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are Robert Kea and Robert Schoen.

IN THE NEWS

The Federal Reserve maintains that it still has arrows left in its policy quiver. Despite having completed a massive Treasury bond and mortgage-backed security (MBS) buying spree and keeping short-term interest rates near zero for a record 20-plus months, the Fed indicated at its August 10 meeting that it would consider taking additional action if the economic outlook weakened further. Meeting minutes reveal that possible moves could include buying longer-dated securities or reinstating a version of the mortgage-purchase program that ended in March. The Fed has been reinvesting proceeds from its maturing mortgage securities in U.S. Treasuries, but noted that “reinvesting in MBS might become desirable if conditions were to change,” according to the minutes.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	24.57%	17.40%	19.05%	18.15%	19.07%	19.07%	20.88%	16.71%	23.02%	26.27%
Annual average	3.75	2.73	2.97	2.84	2.97	2.97	3.23	2.62	3.53	3.99

5 years	14.57	8.01	10.29	8.57	10.31	10.31	11.75	7.86	13.39	16.14
Annual average	2.76	1.55	1.98	1.66	1.98	1.98	2.25	1.52	2.55	3.04

3 years	1.71	–4.10	–0.57	–3.07	–0.62	–0.62	0.26	–3.22	1.07	2.57
Annual average	0.57	–1.39	–0.19	–1.03	–0.21	–0.21	0.09	–1.09	0.36	0.85

1 year	12.15	5.73	11.24	6.24	11.25	10.25	11.58	7.68	11.95	12.43

6 months	2.58	–3.33	2.22	–2.78	2.22	1.22	2.43	–1.20	2.53	2.82

Comparative index returns For periods ended 8/31/10

				Lipper Mixed-Asset
	Barclays Capital			Target Allocation
	Aggregate Bond	Russell 3000	Income Strategies	Conservative Funds
	Index	Index	Blended Index*	category average†

Life of fund	39.03%	8.71%	32.79%	22.89%
Annual average	5.68	1.41	4.87	3.48

5 years	33.56	–3.53	24.94	14.61
Annual average	5.96	–0.72	4.55	2.71

3 years	24.75	–22.82	12.14	3.42
Annual average	7.65	–8.27	3.89	1.06

1 year	9.18	5.64	8.63	8.75

6 months	5.81	–3.93	3.52	2.48

Index and Lipper results should be compared to fund performance at net asset value.

* The Income Strategies Blended Index is a blend of the Barclays Capital Aggregate Bond Index and Russell 3000 Index, with 75% of the index composed of the bond index; the remaining 25% is composed of the stock index.

† Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 8/31/10, there were 465, 450, 383, 264, and 212 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.142		$0.109	$0.109	$0.118		$0.128	$0.154

Capital gains	—		—	—	—		—	—

Total	$0.142		$0.109	$0.109	$0.118		$0.128	$0.154

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/10	$9.00	$9.55	$8.97	$8.97	$8.98	$9.31	$9.01	$9.01

8/31/10	9.09	9.64	9.06	9.06	9.08	9.41	9.11	9.11

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	2.90%	2.74%	2.12%	2.12%	2.38%	2.30%	2.63%	3.16%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	2.29	1.76	1.75	N/A	1.92	2.18	2.68

Current 30-day SEC yield [3]
(without expense limitation)	N/A	1.59	1.02	1.02	N/A	1.20	1.44	1.94

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	28.03%	20.66%	22.15%	22.15%	22.18%	22.18%	24.05%	19.77%	26.28%	29.66%
Annual average	4.17	3.16	3.36	3.36	3.37	3.37	3.63	3.03	3.93	4.39

5 years	18.65	11.80	14.15	12.37	14.17	14.17	15.67	11.60	17.39	20.17
Annual average	3.48	2.26	2.68	2.36	2.69	2.69	2.95	2.22	3.26	3.74

3 years	2.49	–3.37	0.18	–2.35	0.12	0.12	1.00	–2.54	1.82	3.24
Annual average	0.82	–1.14	0.06	–0.79	0.04	0.04	0.33	–0.85	0.60	1.07

1 year	11.29	4.87	10.39	5.39	10.40	9.40	10.72	6.84	10.98	11.57

6 months	2.72	–3.17	2.24	–2.76	2.24	1.24	2.46	–1.10	2.58	2.85

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 2/28/10*†	1.13%	1.88%	1.88%	1.63%	1.38%	0.88%

Total annual operating expenses for the fiscal year
ended 2/28/10†	1.64%	2.39%	2.39%	2.14%	1.89%	1.39%

Annualized expense ratio for the six-month period
ended 8/31/10	0.82%	1.57%	1.57%	1.32%	1.07%	0.57%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 6/30/11.

† Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Income Strategies Fund from March 1, 2010, to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.19	$8.00	$8.00	$6.74	$5.46	$2.91

Ending value (after expenses)	$1,025.80	$1,022.20	$1,022.20	$1,024.30	$1,025.30	$1,028.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2010, use the following calculation method. To find the value of your investment on March 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.18	$7.98	$7.98	$6.72	$5.45	$2.91

Ending value (after expenses)	$1,021.07	$1,017.29	$1,017.29	$1,018.55	$1,019.81	$1,022.33

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Income Strategies Blended Index is a blend of the Barclays Capital Aggregate Bond Index and Russell 3000 Index, with 75% of the index composed of the bond index; the remaining 25% is composed of the stock index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract with respect to your fund among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 47th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 20th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most

Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	4th

Three-year period	75th

Five-year period	66th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 441, 361 and 231 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2010, Putnam employees had approximately $298,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 8/31/10 (Unaudited)

COMMON STOCKS (26.1%)*	Shares	Value

Basic materials (1.3%)
Albemarle Corp.	250	$10,023

Amcor, Ltd. (Australia)	1,611	9,669

Andersons, Inc. (The)	153	5,482

ArcelorMittal (Luxembourg)	329	9,546

Balfour Beatty PLC (United Kingdom)	968	3,545

BHP Billiton, Ltd. (Australia)	746	24,744

Boise, Inc. †	283	1,947

Century Aluminum Co. †	73	730

Clearwater Paper Corp. †	46	3,126

Coeur d’Alene Mines Corp. †	70	1,201

Cytec Industries, Inc.	173	8,205

Ferro Corp. †	374	4,002

Fletcher Building, Ltd. (New Zealand)	1,880	9,862

Freeport-McMoRan Copper & Gold, Inc. Class B	350	25,193

Hawkins, Inc.	59	1,798

Hecla Mining Co. †	196	1,121

Hochtief AG (Germany)	20	1,318

Horsehead Holding Corp. †	303	2,400

Innophos Holdings, Inc.	82	2,392

International Flavors & Fragrances, Inc.	222	10,143

KapStone Paper and Packaging Corp. †	245	2,791

Kobe Steel, Ltd. (Japan)	1,000	2,064

Koppers Holdings, Inc.	155	3,100

Lubrizol Corp. (The)	147	13,717

MeadWestvaco Corp.	464	10,097

Minerals Technologies, Inc.	101	5,414

Mitsubishi Chemical Holdings Corp. (Japan)	500	2,361

NewMarket Corp.	15	1,508

OM Group, Inc. †	130	3,328

OZ Minerals, Ltd. (Australia) †	881	958

PPG Industries, Inc.	271	17,840

Quaker Chemical Corp.	35	1,036

Rayonier, Inc. R	391	18,494

Reliance Steel & Aluminum Co.	35	1,304

Rock-Tenn Co. Class A	67	3,228

Smurfit-Stone Container Corp. †	838	14,388

Stepan, Co.	24	1,331

Thompson Creek Metals Co., Inc. (Canada) †	110	944

W.R. Grace & Co. †	346	8,754

		249,104
Capital goods (1.4%)
ACCO Brands Corp. †	214	1,243

Alamo Group, Inc.	56	1,092

Alstom SA (France)	32	1,520

Altra Holdings, Inc. †	181	2,329

American Science & Engineering, Inc.	28	1,987

COMMON STOCKS (26.1%)* cont.	Shares	Value

Capital goods cont.
ANDRITZ AG (Austria)	44	$2,668

Applied Industrial Technologies, Inc.	147	3,940

ArvinMeritor, Inc. †	315	4,117

AZZ, Inc.	45	1,797

BAE Systems PLC (United Kingdom)	510	2,306

Bekaert SA (Belgium)	59	11,917

Dover Corp.	457	20,455

DXP Enterprises, Inc. †	88	1,597

EMCOR Group, Inc. †	210	4,775

Emerson Electric Co.	591	27,570

EnPro Industries, Inc. †	44	1,202

Fuel Systems Solutions, Inc. †	55	1,784

Fushi Copperweld, Inc. (China) †	103	845

GrafTech International, Ltd. †	89	1,251

Graham Packaging Co., Inc. †	189	2,113

Harbin Electric, Inc. (China) †	69	1,165

L-3 Communications Holdings, Inc.	298	19,847

LMI Aerospace, Inc. †	80	1,210

Lockheed Martin Corp.	334	23,220

Mitsubishi Electric Corp. (Japan)	2,000	16,002

NACCO Industries, Inc. Class A	12	930

Nalco Holding Co.	396	8,997

Parker Hannifin Corp.	349	20,647

Polypore International, Inc. †	90	2,432

Powell Industries, Inc. †	45	1,281

Prysmian SpA (Italy)	400	6,239

Raytheon Co.	521	22,882

Regal-Beloit Corp.	222	12,281

Shaw Group, Inc. †	437	14,159

Smith (A.O.) Corp.	81	4,159

Standex International Corp.	49	1,153

Tetra Tech, Inc. †	84	1,525

Timken Co.	48	1,570

Tomkins PLC (United Kingdom)	1,471	7,280

TriMas Corp. †	213	2,746

United Technologies Corp.	70	4,565

		270,798
Communication services (1.1%)
ADTRAN, Inc.	99	3,112

American Tower Corp. Class A †	544	25,492

Aruba Networks, Inc. †	198	3,637

AT&T, Inc.	1,114	30,111

Atlantic Tele-Network, Inc.	70	2,986

Belgacom SA (Belgium)	283	10,055

BT Group PLC (United Kingdom)	1,883	3,834

DIRECTV Class A †	651	24,686

Earthlink, Inc.	134	1,147

COMMON STOCKS (26.1%)* cont.	Shares	Value

Communication services cont.
France Telecom SA (France)	179	$3,627

HSN, Inc. †	68	1,788

IAC/InterActiveCorp. †	701	17,378

Iridium Communications, Inc. †	365	3,165

j2 Global Communications, Inc. †	87	1,877

KDDI Corp. (Japan)	2	9,618

Koninklijke (Royal) KPN NV (Netherlands)	656	9,488

Loral Space & Communications, Inc. †	44	2,356

Mediacom Communications Corp. Class A †	505	2,919

NeuStar, Inc. Class A †	115	2,546

NII Holdings, Inc. †	613	22,221

Telecom Corp. of New Zealand, Ltd. (New Zealand)	3,453	4,911

Telecom Italia SpA RNC (Italy)	3,900	4,272

USA Mobility, Inc.	123	1,766

Verizon Communications, Inc.	356	10,506

Vonage Holdings Corp. †	377	814

		204,312
Conglomerates (0.4%)
3M Co.	46	3,613

General Electric Co.	1,998	28,931

Honeywell International, Inc.	668	26,112

Siemens AG (Germany)	82	7,433

SPX Corp.	246	13,791

		79,880
Consumer cyclicals (2.8%)
Adecco SA (Switzerland)	36	1,674

Advance Auto Parts, Inc.	223	12,147

Aeropostale, Inc. †	177	3,770

Alliance Data Systems Corp. †	32	1,798

American Media Operations, Inc. 144A F	54	—

AnnTaylor Stores Corp. †	175	2,683

Bally Technologies, Inc. †	57	1,793

Best Buy Co., Inc.	579	18,175

Big Lots, Inc. †	117	3,657

Cash America International, Inc.	43	1,317

Childrens Place Retail Stores, Inc. (The) †	31	1,353

Cinemark Holdings, Inc.	143	2,089

Coach, Inc.	497	17,812

Davis Service Group PLC (United Kingdom)	1,190	6,930

De La Rue PLC (United Kingdom)	271	2,904

Deckers Outdoor Corp. †	60	2,608

Deluxe Corp.	147	2,459

DG FastChannel, Inc. †	74	1,172

Dress Barn, Inc. †	87	1,814

DSW, Inc. Class A †	136	3,230

Dun & Bradstreet Corp. (The)	223	14,696

EchoStar Corp. Class A †	335	6,251

COMMON STOCKS (26.1%)* cont.	Shares	Value

Consumer cyclicals cont.
Electrolux AB Class B (Sweden)	515	$9,891

Emergency Medical Services Corp. Class A †	39	1,874

Expedia, Inc.	520	11,887

Experian Group, Ltd. (Ireland)	276	2,632

EZCORP, Inc. Class A †	257	4,621

Fleetwood Enterprises, Inc. F †	5,575	6

Foot Locker, Inc.	663	7,784

GameStop Corp. Class A †	511	9,162

Geberit International AG (Switzerland)	14	2,249

Great Lakes Dredge & Dock Corp.	196	989

Guess ?, Inc.	34	1,099

Gymboree Corp. (The) †	49	1,844

Helen of Troy, Ltd. (Bermuda) †	91	2,025

Interpublic Group of Companies, Inc. (The) †	1,334	11,379

Jo-Ann Stores, Inc. †	53	2,155

Jos. A. Bank Clothiers, Inc. †	46	1,680

Kenneth Cole Productions, Inc. Class A †	72	870

Kesa Electricals PLC (United Kingdom)	1,321	2,700

Kirkland’s, Inc. †	74	844

Knology, Inc. †	101	1,185

La-Z-Boy, Inc. †	250	1,675

Limited Brands, Inc.	581	13,712

Maidenform Brands, Inc. †	103	2,747

Marks & Spencer Group PLC (United Kingdom)	456	2,414

Mediaset SpA (Italy)	997	6,157

Moody’s Corp.	980	20,717

National CineMedia, Inc.	67	1,065

News Corp., Ltd. (The) Class A	1,908	23,984

Next PLC (United Kingdom)	212	6,419

Nortek, Inc. †	184	7,636

Nu Skin Enterprises, Inc. Class A	56	1,432

OfficeMax, Inc. †	260	2,532

Omnicom Group, Inc.	523	18,310

Orbitz Worldwide, Inc. †	270	1,361

Perry Ellis International, Inc. †	72	1,322

Phillips-Van Heusen Corp.	33	1,507

Plexus Corp. †	48	1,105

R. R. Donnelley & Sons Co.	955	14,463

RadioShack Corp.	53	979

Ross Stores, Inc.	269	13,350

Scholastic Corp.	84	1,968

Sears Holdings Corp. †	149	9,223

Select Comfort Corp. †	297	1,604

Sinclair Broadcast Group, Inc. Class A †	204	1,220

Sonic Automotive, Inc. †	320	2,819

Sotheby’s Holdings, Inc. Class A	34	905

COMMON STOCKS (26.1%)* cont.	Shares	Value

Consumer cyclicals cont.
Stage Stores, Inc.	130	$1,451

Standard Pacific Corp. †	298	1,040

Steven Madden, Ltd. †	120	4,132

Swire Pacific, Ltd. (Hong Kong)	1,000	12,067

Talbots, Inc. (The) †	159	1,587

Tempur-Pedic International, Inc. †	38	1,018

Time Warner, Inc.	828	24,823

TJX Cos., Inc. (The)	492	19,527

Toro Co. (The)	40	1,996

Toyota Motor Corp. (Japan)	100	3,391

Tractor Supply Co.	22	1,496

Trump Entertainment Resorts, Inc. F	6	126

UniFirst Corp.	34	1,335

Valeo SA (France) †	225	7,810

Vertis Holdings, Inc. F †	179	—

VF Corp.	190	13,418

Volkswagen AG (Preference) (Germany)	86	8,529

Wal-Mart Stores, Inc.	940	47,132

Walt Disney Co. (The)	159	5,182

Warnaco Group, Inc. (The) †	77	3,225

Whirlpool Corp.	175	12,978

William Hill PLC (United Kingdom)	159	407

Williams-Sonoma, Inc.	352	9,138

Wolverine World Wide, Inc.	56	1,415

World Fuel Services Corp.	51	1,303

		532,360
Consumer staples (2.1%)
AFC Enterprises †	427	4,590

Alliance One International, Inc. †	436	1,526

American Greetings Corp. Class A	76	1,467

Anheuser-Busch InBev NV (Belgium)	227	11,785

Autogrill SpA (Italy) †	273	3,136

Avis Budget Group, Inc. †	632	5,764

British American Tobacco (BAT) PLC (United Kingdom)	206	7,004

Career Education Corp. †	147	2,577

CEC Entertainment, Inc. †	50	1,569

Central Garden & Pet Co. Class A †	162	1,513

Coca-Cola Co. (The)	345	19,292

Core-Mark Holding Co., Inc. †	49	1,269

Costco Wholesale Corp.	484	27,370

DineEquity, Inc. †	46	1,468

Domino’s Pizza, Inc. †	515	6,602

Dr. Pepper Snapple Group, Inc.	628	23,123

Estee Lauder Cos., Inc. (The) Class A	360	20,185

Genuine Parts Co.	340	14,256

Heineken NV (Netherlands)	152	6,785

Herbalife, Ltd. (Cayman Islands)	30	1,667

COMMON STOCKS (26.1%)* cont.	Shares	Value

Consumer staples cont.
Hershey Co. (The)	460	$21,376

Inter Parfums, Inc.	88	1,445

Jeronimo Martins, SGPS, SA (Portugal)	2,645	29,158

Kimberly-Clark Corp.	433	27,885

Lincoln Educational Services Corp. †	217	2,370

Lorillard, Inc.	310	23,563

McDonald’s Corp.	125	9,133

National Presto Industries, Inc.	14	1,400

Newell Rubbermaid, Inc.	375	5,633

Nichirei Corp. (Japan)	2,000	8,500

Papa John’s International, Inc. †	125	2,976

PepsiCo, Inc.	242	15,532

Philip Morris International, Inc.	261	13,426

Prestige Brands Holdings, Inc. †	387	2,864

Procter & Gamble Co. (The)	559	33,356

Revlon, Inc. Class A †	102	1,107

Ruth’s Hospitality Group, Inc. †	205	670

Safeway, Inc.	1,109	20,849

Schiff Nutrition International, Inc.	96	827

Travis Perkins PLC (United Kingdom) †	100	1,164

USANA Health Sciences, Inc. †	33	1,403

W.W. Grainger, Inc.	185	19,571

WebMD Health Corp. Class A †	26	1,324

		408,480
Energy (2.0%)
Cal Dive International, Inc. †	202	923

Cameron International Corp. †	588	21,627

Chevron Corp.	370	27,439

Cimarex Energy Co.	318	20,804

Complete Production Services, Inc. †	130	2,293

ConocoPhillips	177	9,280

Contango Oil & Gas Co. †	38	1,666

ENI SpA (Italy)	94	1,857

Exxon Mobil Corp.	1,134	67,087

GT Solar International, Inc. †	156	1,206

Halliburton Co.	917	25,869

James River Coal Co. †	79	1,250

Murphy Oil Corp.	400	21,424

Occidental Petroleum Corp.	55	4,019

Oceaneering International, Inc. †	326	16,303

Oil States International, Inc. †	38	1,567

Patterson-UTI Energy, Inc.	1,087	16,044

Peabody Energy Corp.	520	22,256

Petroleum Development Corp. †	171	4,600

Petroquest Energy, Inc. †	95	568

Rosetta Resources, Inc. †	124	2,443

Royal Dutch Shell PLC Class A (United Kingdom)	684	18,131

COMMON STOCKS (26.1%)* cont.	Shares	Value

Energy cont.
Royal Dutch Shell PLC Class B (United Kingdom)	605	$15,417

Santos, Ltd. (Australia)	165	2,087

Schlumberger, Ltd.	105	5,600

Stallion Oilfield Holdings, Ltd.	138	2,415

Statoil ASA (Norway)	648	12,114

Stone Energy Corp. †	225	2,545

Sunoco, Inc.	562	18,928

Swift Energy Co. †	78	2,102

T-3 Energy Services, Inc. †	103	2,274

TETRA Technologies, Inc. †	140	1,175

Tidewater, Inc.	66	2,645

Unit Corp. †	46	1,567

Vaalco Energy, Inc. †	244	1,388

Valero Energy Corp.	1,331	20,990

W&T Offshore, Inc.	131	1,184

Walter Energy, Inc.	185	13,327

		394,414
Financials (7.8%)
AerCap Holdings NV (Netherlands) †	818	8,785

Affiliated Managers Group †	306	19,648

Agree Realty Corp. R	85	2,019

Alexander’s, Inc.	31	9,441

Alexandria Real Estate Equities, Inc. R	180	12,487

Allianz SE (Germany)	76	7,789

Allied World Assurance Company Holdings, Ltd. (Bermuda)	336	16,924

AMB Property Corp. R	491	11,681

American Capital Agency Corp. R	63	1,716

American Equity Investment Life Holding Co.	374	3,549

American Express Co.	738	29,424

American Financial Group, Inc.	486	13,982

American Safety Insurance Holdings, Ltd. †	136	2,126

Annaly Capital Management, Inc. R	1,169	20,317

Anworth Mortgage Asset Corp. R	217	1,478

Arch Capital Group, Ltd. †	183	14,603

Ashford Hospitality Trust, Inc. † R	373	2,995

Aspen Insurance Holdings, Ltd. (Bermuda)	81	2,300

Assurant, Inc.	405	14,807

Assured Guaranty, Ltd. (Bermuda)	92	1,421

AvalonBay Communities, Inc. R	234	24,621

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	382	4,601

Banco Latinoamericano de Exportaciones SA Class E (Panama)	301	3,820

Bank of America Corp.	1,511	18,812

Bank of the Ozarks, Inc.	94	3,454

Bar Harbor Bankshares	26	723

Berkshire Hathaway, Inc. Class B †	264	20,798

BioMed Realty Trust, Inc. R	547	9,348

Boston Properties, Inc. R	469	38,177

COMMON STOCKS (26.1%)* cont.	Shares	Value

Financials cont.
Brandywine Realty Trust R	818	$8,990

BRE Properties R	274	11,201

Broadridge Financial Solutions, Inc.	775	16,546

Calamos Asset Management, Inc. Class A	155	1,466

Camden Property Trust R	227	10,388

Cardtronics, Inc. †	102	1,413

CBL & Associates Properties, Inc. R	1,231	15,018

Citigroup, Inc. †	2,093	7,786

CNA Surety Corp. †	97	1,626

CNO Financial Group, Inc. †	278	1,315

Colonial Properties Trust R	605	9,595

Commerzbank AG (Germany) †	134	1,047

Commonwealth Bank of Australia (Australia)	154	6,902

CommonWealth REIT R	518	12,494

Compagnia Assicuratrice Unipol SpA (Preference) (Italy)	3,664	1,600

Credit Agricole SA (France)	214	2,677

Credit Suisse Group (Switzerland)	215	9,384

DBS Group Holdings, Ltd. (Singapore)	500	5,141

Deutsche Bank AG (Germany)	83	5,210

Developers Diversified Realty Corp. R	849	8,796

Dexus Property Group (Australia)	8,490	6,273

DiamondRock Hospitality Co. R	945	8,278

Digital Realty Trust, Inc. R	161	9,542

DnB NOR ASA (Norway)	977	10,732

Dollar Financial Corp. †	71	1,373

Douglas Emmett, Inc. R	617	9,946

Duke Realty Investments, Inc. R	788	8,833

DuPont Fabros Technology, Inc. R	429	10,601

Endurance Specialty Holdings, Ltd. (Bermuda)	316	11,641

Entertainment Properties Trust R	232	9,997

Equity Lifestyle Properties, Inc. R	189	9,777

Equity Residential Trust R	1,001	45,876

Essex Property Trust, Inc. R	144	15,231

Evercore Partners, Inc. Class A	44	1,078

Extra Space Storage, Inc. R	682	10,428

Federal Realty Investment Trust R	215	17,047

Financial Institutions, Inc.	108	1,551

First Bancorp	78	947

First Financial Bancorp	120	1,914

First Industrial Realty Trust † R	146	621

First Mercury Financial Corp.	85	774

Flagstone Reinsurance Holdings SA (Luxembourg)	196	1,974

Flushing Financial Corp.	183	1,982

Glimcher Realty Trust R	314	1,865

Goldman Sachs Group, Inc. (The)	50	6,847

HCP, Inc. R	953	33,565

COMMON STOCKS (26.1%)* cont.	Shares	Value

Financials cont.
Health Care REIT, Inc. R	291	$13,369

Highwoods Properties, Inc. R	344	10,760

Home Properties of NY, Inc. R	199	10,050

Hospitality Properties Trust R	663	12,962

Host Marriott Corp. R	1,761	23,122

Hudson City Bancorp, Inc.	1,624	18,717

ING Groep NV (Netherlands) †	370	3,269

International Bancshares Corp.	137	2,137

JPMorgan Chase & Co.	630	22,907

KBC Groep SA (Belgium) †	52	2,141

Kimco Realty Corp. R	1,376	20,516

Kite Realty Group Trust R	2,331	9,720

LaSalle Hotel Properties R	472	9,945

Lexington Realty Trust R	275	1,834

Liberty Property Trust R	1,201	36,474

Lloyds Banking Group PLC (United Kingdom) †	1,077	1,150

LTC Properties, Inc. R	115	2,838

Macerich Co. (The) R	456	18,888

Mack-Cali Realty Corp. R	371	11,445

Maiden Holdings, Ltd. (Bermuda)	182	1,334

Man Group PLC (United Kingdom)	760	2,415

Medical Properties Trust, Inc. R	1,138	11,198

Merchants Bancshares, Inc.	49	1,146

Mid-America Apartment Communities, Inc. R	238	13,440

Nasdaq OMX Group, Inc. (The) †	1,023	18,322

National Health Investors, Inc. R	390	16,349

Nationwide Health Properties, Inc. R	412	15,850

Nelnet, Inc. Class A	223	4,886

Nordea AB (Sweden)	997	8,889

Ocwen Financial Corp. †	300	2,727

Omega Healthcare Investors, Inc. R	86	1,845

Oppenheimer Holdings, Inc. Class A	61	1,421

Park National Corp.	17	1,021

Platinum Underwriters Holdings, Ltd. (Bermuda)	47	1,890

PNC Financial Services Group, Inc.	468	23,849

ProLogis Trust R	1,597	17,327

Protective Life Corp.	84	1,569

PS Business Parks, Inc. R	57	3,207

Public Storage R	446	43,717

Realty Income Corp. R	306	9,973

Regency Centers Corp. R	238	8,677

RenaissanceRe Holdings, Ltd.	253	14,368

Republic Bancorp, Inc. Class A	40	777

Saul Centers, Inc. R	41	1,695

Seacoast Banking Corp. of Florida †	689	834

Senior Housing Properties Trust R	434	10,199

COMMON STOCKS (26.1%)* cont.	Shares	Value

Financials cont.
Simon Property Group, Inc. R	1,024	$92,621

SL Green Realty Corp. R	342	20,616

SLM Corp. †	1,896	20,951

Societe Generale (France)	60	3,032

Southside Bancshares, Inc.	92	1,669

Sovran Self Storage, Inc. R	286	10,802

Tanger Factory Outlet Centers, Inc. R	219	10,122

TCF Financial Corp.	903	12,895

UDR, Inc. R	555	11,422

Universal Health Realty Income Trust R	28	891

Universal Insurance Holdings, Inc.	243	1,011

Urstadt Biddle Properties, Inc. Class A R	86	1,579

Ventas, Inc. R	685	34,599

Vornado Realty Trust R	561	45,475

Washington Real Estate Investment Trust R	319	9,774

Weingarten Realty Investors R	641	12,935

Wells Fargo & Co.	689	16,226

Wharf (Holdings), Ltd. (Hong Kong)	2,000	10,762

Wilshire Bancorp, Inc.	134	831

World Acceptance Corp. †	81	3,301

Zurich Financial Services AG (Switzerland)	9	2,002

		1,493,819
Health care (2.4%)
Abbott Laboratories	172	8,486

Aetna, Inc.	569	15,204

AGA Medical Holdings, Inc. †	52	710

Akorn, Inc. †	473	1,618

Allergan, Inc.	364	22,357

Alliance Imaging, Inc. †	203	853

AmerisourceBergen Corp.	449	12,249

AmSurg Corp. †	60	1,000

Amylin Pharmaceuticals, Inc. †	60	1,232

AstraZeneca PLC (United Kingdom)	398	19,664

Auxilium Pharmaceuticals, Inc. †	35	907

BioMarin Pharmaceuticals, Inc. †	56	1,136

Biovail Corp. (Canada)	104	2,378

Bruker BioSciences Corp. †	263	3,127

Cardinal Health, Inc.	486	14,561

Cephalon, Inc. †	291	16,474

Continucare Corp. †	362	1,177

Cooper Companies, Inc. (The)	59	2,380

Cubist Pharmaceuticals, Inc. †	56	1,234

Dendreon Corp. †	43	1,541

Endo Pharmaceuticals Holdings, Inc. †	156	4,239

Enzon Pharmaceuticals, Inc. †	174	1,785

Exelixis, Inc. †	220	651

Forest Laboratories, Inc. †	730	19,922

COMMON STOCKS (26.1%)* cont.	Shares	Value

Health care cont.
Gentiva Health Services, Inc. †	111	$2,281

Gilead Sciences, Inc. †	782	24,915

Health Management Associates, Inc. Class A †	436	2,725

Health Net, Inc. †	277	6,615

HealthSouth Corp. †	132	2,146

HealthSpring, Inc. †	116	2,408

Hi-Tech Pharmacal Co., Inc. †	74	1,284

Human Genome Sciences, Inc. †	55	1,600

Humana, Inc. †	260	12,425

Ironwood Pharmaceuticals, Inc. †	76	705

Johnson & Johnson	522	29,764

Kensey Nash Corp. †	75	1,989

Kinetic Concepts, Inc. †	105	3,352

Laboratory Corp. of America Holdings †	164	11,910

LHC Group, Inc. †	39	780

Lincare Holdings, Inc.	133	3,062

Magellan Health Services, Inc. †	69	3,023

Martek Biosciences Corp. †	77	1,680

Medco Health Solutions, Inc. †	438	19,044

Medical Action Industries, Inc. †	89	727

Medicis Pharmaceutical Corp. Class A	152	4,180

MELA Sciences, Inc. †	153	1,053

Merck & Co., Inc.	1,039	36,531

Momenta Pharmaceuticals, Inc. †	50	723

Obagi Medical Products, Inc. †	143	1,503

OraSure Technologies, Inc. †	371	1,254

Par Pharmaceutical Cos., Inc. †	220	5,801

Perrigo Co.	297	16,926

Pfizer, Inc.	1,391	22,159

Providence Service Corp. (The) †	79	1,068

Questcor Pharmaceuticals, Inc. †	181	1,754

Salix Pharmaceuticals, Ltd. †	42	1,590

Sciclone Pharmaceuticals, Inc. †	235	566

Sirona Dental Systems, Inc. †	33	1,040

Somaxon Pharmaceuticals, Inc. †	161	671

Steris Corp.	74	2,129

Takeda Pharmaceutical Co., Ltd. (Japan)	300	13,757

United Therapeutics Corp. †	38	1,756

UnitedHealth Group, Inc.	767	24,329

Valeant Pharmaceuticals International †	320	18,461

Vanda Pharmaceuticals, Inc. †	127	796

Viropharma, Inc. †	240	3,010

Waters Corp. †	304	18,398

West Pharmaceutical Services, Inc.	30	1,009

Young Innovations, Inc.	67	1,757

		469,541

COMMON STOCKS (26.1%)* cont.	Shares	Value

Technology (3.6%)
Accenture PLC Class A	719	$26,315

Acxiom Corp. †	105	1,301

Amdocs, Ltd. (United Kingdom) †	836	21,928

Amkor Technologies, Inc. †	158	801

Analog Devices, Inc.	806	22,471

Anixter International, Inc. †	85	3,900

ANSYS, Inc. †	33	1,280

Apple, Inc. †	210	51,108

Applied Materials, Inc.	2,343	24,344

ARRIS Group, Inc. †	200	1,634

AsiaInfo-Linkage, Inc. (China) †	48	857

Black Box Corp.	77	2,171

Brocade Communications Systems, Inc. †	273	1,370

CA, Inc.	1,225	22,062

Cavium Networks, Inc. †	167	4,031

Checkpoint Systems, Inc. †	190	3,485

Cisco Systems, Inc. †	1,050	21,053

Convergys Corp. †	183	1,854

CSG Systems International, Inc. †	231	4,227

Cypress Semiconductor Corp. †	1,188	12,575

DDi Corp.	101	790

Dell, Inc. †	2,252	26,506

EnerSys †	114	2,516

Entegris, Inc. †	362	1,394

F5 Networks, Inc. †	31	2,710

Fair Isaac Corp.	75	1,679

Fairchild Semiconductor Intl., Inc. †	377	2,914

Fuji Photo Film Cos., Ltd. (Japan)	300	9,074

Global Defense Technology & Systems, Inc. †	53	554

Global Payments, Inc.	416	15,654

Google, Inc. Class A †	43	19,351

Harris Corp.	532	22,381

Hewlett-Packard Co.	351	13,506

Hitachi, Ltd. (Japan) †	3,000	12,139

IBM Corp.	269	33,149

Infospace, Inc. †	277	1,942

Integrated Silicon Solutions, Inc. †	216	1,432

Intel Corp.	927	16,426

Ixia †	162	1,829

Lexmark International, Inc. Class A †	84	2,939

LivePerson, Inc. †	252	1,802

Magma Design Automation, Inc. †	436	1,369

MedAssets, Inc. †	79	1,566

Microsoft Corp.	1,692	39,728

MicroStrategy, Inc. †	41	3,195

Monotype Imaging Holdings, Inc. †	151	1,117

COMMON STOCKS (26.1%)* cont.	Shares	Value

Technology cont.
Netezza Corp. †	109	$2,121

Netgear, Inc. †	87	1,837

ON Semiconductor Corp. †	2,925	18,077

Oracle Corp.	535	11,706

Plantronics, Inc.	102	2,786

PMC - Sierra, Inc. †	249	1,723

Polycom, Inc. †	188	5,354

QLogic Corp. †	1,177	17,531

Qualcomm, Inc.	149	5,708

Quantum Corp. †	1,079	1,554

Quest Software, Inc. †	415	8,893

Rubicon Technology, Inc. †	48	1,176

SanDisk Corp. †	619	20,576

Sanmina-SCI Corp. †	166	1,499

Seagate Technology †	1,407	14,253

Silicon Graphics International Corp. †	178	1,056

Silicon Laboratories, Inc. †	478	18,231

Skyworks Solutions, Inc. †	91	1,625

SMART Modular Technologies WWH, Inc. †	297	1,393

Synchronoss Technologies, Inc. †	213	3,293

Syniverse Holdings, Inc. †	82	1,687

Tech Data Corp. †	131	4,742

TeleCommunication Systems, Inc. Class A †	283	872

Teradata Corp. †	730	23,900

TIBCO Software, Inc. †	476	6,897

Travelzoo, Inc. †	52	949

TTM Technologies, Inc. †	372	3,073

Unisys Corp. †	231	5,165

Veeco Instruments, Inc. † S	72	2,393

VeriFone Systems, Inc. †	79	1,910

VMware, Inc. Class A †	282	22,157

Xyratex, Ltd. (Bermuda) †	326	3,925

		684,491
Transportation (0.4%)
Alaska Air Group, Inc. †	81	3,583

British Airways PLC (United Kingdom) †	542	1,746

CAI International, Inc. †	242	3,308

Deutsche Lufthansa AG (Germany) †	307	4,811

Frontline, Ltd. (Norway)	311	8,226

HUB Group, Inc. Class A †	104	2,764

Orient Overseas International, Ltd. (Hong Kong) †	1,000	8,040

Qantas Airways, Ltd. (Australia) †	2,175	4,863

Republic Airways Holdings, Inc. †	384	2,700

Singapore Maritime, Ltd. (Singapore)	6,000	9,119

TAL International Group, Inc.	98	2,089

UAL Corp. †	931	19,728

COMMON STOCKS (26.1%)* cont.	Shares	Value

Transportation cont.
US Airways Group, Inc. †	210	$1,898

Wabtec Corp.	96	4,083

		76,958
Utilities and power (0.8%)
Alliant Energy Corp.	508	17,790

DPL, Inc.	634	16,053

Electric Power Development Co. (Japan)	100	3,216

Enel SpA (Italy)	1,405	6,662

Exelon Corp.	627	25,531

FirstEnergy Corp.	588	21,480

National Grid PLC (United Kingdom)	503	4,231

TECO Energy, Inc.	1,027	17,336

Terna SPA (Italy)	1,912	7,671

Tokyo Electric Power Co. (Japan)	700	20,359

Westar Energy, Inc.	639	15,317

		155,646

Total common stocks (cost $4,708,884)		$5,019,803

CORPORATE BONDS AND NOTES (24.8%)*	Principal amount	Value

Basic materials (1.6%)
Aleris International, Inc. company guaranty sr. unsec.
notes 9s, 2014 (In default) † ‡‡	$15,000	$30

Arcelor sr. unsec. unsub. notes 7s, 2039 (Luxembourg)	10,000	10,258

Builders FirstSource, Inc. 144A company
guaranty sr. notes FRN 13s, 2016	2,000	1,930

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	20,000	25,070

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017	28,000	31,080

Georgia-Pacific, LLC sr. unsec. unsub. notes 9 1/2s, 2011	5,000	5,350

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011	5,000	5,150

Glencore Funding LLC 144A company guaranty sr. unsec.
unsub. notes 6s, 2014	79,000	81,607

Hanson PLC company guaranty 6 1/8s, 2016 (United Kingdom)	55,000	55,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty 9 3/4s, 2014	5,000	4,913

International Paper Co. sr. unsec. notes 9 3/8s, 2019	16,000	20,720

Jefferson Smurfit escrow bonds 8 1/4s, 2012 (Escrow)	3,000	79

Momentive Performance Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014	5,000	4,881

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016	5,000	5,441

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015	5,000	5,013

Sealed Air Corp. sr. notes 7 7/8s, 2017	10,000	10,806

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016	5,000	5,163

Teck Resources Limited, sr. notes 10 3/4s, 2019 (Canada)	8,000	9,940

Teck Resources Limited, sr. notes 10 1/4s, 2016 (Canada)	9,000	10,879

Teck Resources Limited, sr. notes 9 3/4s, 2014 (Canada)	7,000	8,673

		301,983

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Capital goods (0.3%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	$25,000	$25,125

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	5,000	6,261

Ryerson Tull, Inc. company guaranty sr. sec. notes 12s, 2015	5,000	5,144

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038	10,000	12,311

		48,841
Communication services (3.1%)
American Tower Corp. sr. unsec. notes 7 1/4s, 2019	5,000	5,838

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	25,000	28,857

CCH II, LLC sr. notes 13 1/2s, 2016	43,854	51,967

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. sec. notes 12s, 2015	5,000	5,000

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	10,000	12,975

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	15,000	18,074

Cricket Communications, Inc. company guaranty 9 3/8s, 2014	20,000	20,250

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	5,000	5,182

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014	5,000	5,463

Frontier Communications Corp. sr. unsec. notes 7 7/8s, 2015	5,000	5,275

Integra Telecom Holdings, Inc. 144A sr. notes 10 3/4s, 2016	5,000	4,975

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	5,000	5,150

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	15,000	15,525

Intelsat Jackson Holding Co. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)	40,000	43,024

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014	40,000	35,250

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014	35,000	36,400

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	15,000	16,819

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015	5,000	4,988

Qwest Communications International, Inc. company
guaranty Ser. B, 7 1/2s, 2014	100,000	101,875

Rogers Communications Inc. company guaranty notes 6.8s,
2018 (Canada)	5,000	6,184

Sprint Capital Corp. company guaranty 6 7/8s, 2028	40,000	33,400

Telecom Italia Capital SA company guaranty sr. unsec.
notes 7.175s, 2019 (Italy)	5,000	5,762

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	10,000	12,326

Time Warner Cable, Inc. company guaranty sr. unsec. 6 3/4s, 2018	5,000	5,953

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	5,000	5,869

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	7,000	9,119

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	13,000	17,501

Verizon Wireless, Inc. sr. unsec. unsub. notes 5.55s, 2014	41,000	46,397

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Communication services cont.
West Corp. company guaranty 9 1/2s, 2014	$25,000	$25,500

Windstream Corp. company guaranty 8 5/8s, 2016	5,000	5,163

Windstream Corp. company guaranty 8 1/8s, 2013	5,000	5,331

		601,392
Consumer cyclicals (5.0%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	5,000	5,256

Affinion Group, Inc. company guaranty 10 1/8s, 2013	5,000	5,125

AMC Entertainment, Inc. company guaranty 11s, 2016	5,000	5,288

American Media Operations, Inc. 144A sr. sub. notes 14s, 2013 ‡‡	3,363	2,186

American Media Operations, Inc. 144A sr. unsec. notes 9s, 2013 ‡‡	306	312

AOL Time Warner, Inc. company guaranty sr. unsec. bond
7.7s, 2032	10,000	12,593

Aramark Corp. company guaranty 8 1/2s, 2015	5,000	5,156

Aramark Corp. company guaranty sr. unsec. notes FRN
3.96563s, 2015	100,000	91,500

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	5,000	4,650

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	10,000	9,988

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	5,000	5,046

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	20,000	20,975

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	8,000	8,540

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 6.35s, 2040	10,000	11,023

Echostar DBS Corp. sr. notes 6 3/8s, 2011	35,000	36,138

Expedia, Inc. company guaranty sr. unsec. notes 7.456s, 2018	45,000	49,950

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011	25,000	26,438

Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016	5,000	5,550

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN
Ser. B, 4.12113s, 2014	5,000	4,750

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2018	52,000	40,560

Host Marriott LP company guaranty Ser. Q, 6 3/4s, 2016 R	10,000	10,150

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	6,000	5,175

Jarden Corp. company guaranty sr. unsec. sub. notes 7 1/2s, 2017	30,000	30,563

KB Home company guaranty 6 3/8s, 2011	11,000	11,138

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	20,000	21,400

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	5,000	5,263

Liberty Media Corp. debs. 8 1/4s, 2030	5,000	4,750

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2011	5,000	5,138

Masco Corp. sr. unsec. notes 5.85s, 2017	35,000	33,991

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †	20,000	3,200

Meritage Homes Corp. company guaranty 6 1/4s, 2015	90,000	85,725

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	29,000	29,000

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Michaels Stores, Inc. company guaranty 11 3/8s, 2016	$5,000	$5,363

Michaels Stores, Inc. company guaranty 10s, 2014	25,000	26,063

NBC Universal, Inc. 144A notes 6.4s, 2040	5,000	5,627

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015 ‡‡	21,056	21,319

News America, Inc. company guaranty sr. unsec. notes 6.9s, 2019	25,000	30,470

Nielsen Finance LLC/Nielsen Finance Co. company guaranty sr. unsec.
sub. disc. notes stepped-coupon zero % (12 1/2s, 8/1/11), 2016 ††	30,000	29,738

Omnicom Group, Inc. sr. unsec. unsub. notes 4.45s, 2020	5,000	5,130

Pearson Dollar Finance Two PLC 144A company
guaranty sr. notes 6 1/4s, 2018 (United Kingdom)	100,000	115,244

QVC Inc. 144A sr. notes 7 1/8s, 2017	5,000	5,088

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	5,000	6,207

Station Casinos, Inc. sr. sub. notes 6 7/8s,
2016 (In default) †	15,000	2

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. notes 11s, 2013	5,022	5,292

Travelport LLC company guaranty 9 7/8s, 2014	35,000	35,788

Umbrella Acquisition, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡	20,000	18,000

United Auto Group, Inc. company guaranty 7 3/4s, 2016	5,000	4,775

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014 ‡‡	4,251	1,626

Viacom, Inc. company guaranty sr. unsec. notes 6 5/8s, 2011	7,000	7,268

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013	20,000	22,650

Yankee Acquisition Corp. company guaranty sr. notes Ser. B,
8 1/2s, 2015	25,000	25,313

		967,480
Consumer staples (2.5%)
Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	10,000	13,105

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 8.2s, 2039	10,000	14,384

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	10,000	12,808

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 5/8s, 2014	20,000	19,950

Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014	5,000	4,969

Claire’s Stores, Inc. 144A company guaranty sr. unsec.
notes 9 5/8s, 2015 (In default) † ‡‡	12,743	11,118

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	10,000	10,475

CVS Caremark Corp. jr. unsec. sub. bonds FRB 6.302s, 2037	10,000	9,175

Diageo Capital PLC company guaranty 5 3/4s, 2017
(United Kingdom)	20,000	23,481

Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	5,000	5,019

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	5,000	5,522

Hertz Corp. company guaranty 8 7/8s, 2014	110,000	113,025

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	20,000	23,883

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	40,000	47,943

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Consumer staples cont.
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
sr. notes 9 1/4s, 2015	$5,000	$5,131

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	5,000	4,519

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	20,000	15,850

SABMiller PLC 144A notes 6 1/2s, 2018 (United Kingdom)	15,000	17,973

SUPERVALU, Inc. sr. unsec. notes 7 1/2s, 2014	5,000	5,000

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	10,000	12,063

Universal Corp. notes Ser. MTNC, 5.2s, 2013	100,000	105,583

		480,976
Energy (2.0%)
Chaparral Energy, Inc. company guaranty 8 1/2s, 2015	6,000	5,700

Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 7/8s, 2017	5,000	4,800

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017	15,000	15,225

Compton Petroleum Corp. company guaranty 7 5/8s, 2013
(Canada)	15,000	12,975

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	5,000	5,013

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s, 2015
(Canada)	15,000	15,000

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	5,000	5,150

EOG Resources, Inc. notes 6 7/8s, 2018	15,000	18,837

Ferrellgas LP/Ferrellgas Finance Corp. sr. notes 6 3/4s, 2014	5,000	5,025

Forest Oil Corp. sr. notes 8s, 2011	5,000	5,231

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	40,000	39,400

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014	5,000	4,688

Massey Energy Co. company guaranty sr. unsec. notes 6 7/8s, 2013	100,000	101,250

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	5,000	5,113

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s, 2039 (Canada)	5,000	6,239

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	5,000	5,025

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)	5,000	3,900

Peabody Energy Corp. company guaranty 7 3/8s, 2016	35,000	38,150

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	5,000	5,256

Plains Exploration & Production Co. company guaranty 7s, 2017	25,000	24,563

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	5,000	5,123

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	5,000	5,391

Weatherford International, Ltd. company guaranty sr. unsec.
notes 9 7/8s, 2039 (Switzerland)	20,000	27,962

Williams Cos., Inc. (The) notes 8 3/4s, 2032	11,000	13,869

Williams Cos., Inc. (The) notes 7 3/4s, 2031	4,000	4,648

XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018	5,000	5,965

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/2s, 2018	5,000	6,376

		395,874

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Financials (2.7%)
American Express Co. sr. unsec. notes 8 1/8s, 2019		$45,000	$57,903

Bank Nederlandse Gemeenten sr. unsec.
unsub. notes Ser. EMTN, 3 1/2s, 2014 (Netherlands)	NOK	150,000	24,440

BankAmerica Capital III bank guaranteed jr. unsec. FRN
1.09594s, 2027		$20,000	13,897

Bear Stearns Cos., Inc. (The) notes 5.7s, 2014		20,000	22,517

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018		40,000	48,498

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039		10,000	10,800

CIT Group, Inc. sr. bond 7s, 2013		35,000	34,694

Citigroup, Inc. sr. unsec. unsub. notes 5 1/4s, 2012		5,000	5,228

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012		10,000	10,487

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R		3,000	3,243

Erac USA Finance LLC 144A company
guaranty sr. notes 2 3/4s, 2013		5,000	5,096

Fleet Capital Trust V bank guaranty jr. sub. FRN 1.539s, 2028		20,000	14,351

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.60438s, 2016		5,000	4,554

General Electric Capital Corp. sr. unsec. notes Ser. MTN,
6 7/8s, 2039		35,000	40,835

GMAC, LLC company guaranty sr. unsec. notes 7s, 2012		3,000	3,060

GMAC, LLC company guaranty sr. unsec. notes 6 7/8s, 2012		3,000	3,068

GMAC, LLC company guaranty sr. unsec. notes 6 5/8s, 2012		6,000	6,105

GMAC, LLC company guaranty sr. unsec. notes Ser. 8,
6 3/4s, 2014		1,000	993

GMAC, LLC company guaranty sr. unsec. unsub. notes
6 7/8s, 2011		9,000	9,158

GMAC, LLC company guaranty sr. unsec. unsub. notes FRN
2.738s, 2014		1,000	860

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019		10,000	11,706

Hartford Financial Services Group, Inc. (The) jr. unsec.
sub. debs. FRB 8 1/8s, 2038		10,000	9,827

Health Care Property Investors, Inc. sr. unsec. notes 6s, 2017		5,000	5,317

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		15,000	14,175

Icahn Enterprises LP/Ichan Enterprises Finance Corp.
company guaranty sr. unsec. notes 7 3/4s, 2016		5,000	4,963

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		5,000	5,013

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039		10,000	14,202

Merrill Lynch & Co., Inc. notes FRN Ser. MTN, 0.69781s, 2011		5,000	4,993

MetLife, Inc. sr. unsec. 6 3/4s, 2016		10,000	11,873

Provident Funding Associates 144A sr. notes 10 1/4s, 2017		5,000	5,088

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014		20,000	21,738

Simon Property Group LP sr. unsec. unsub. notes 4 3/8s, 2021 R		15,000	15,157

State Street Capital Trust IV company guaranty jr. unsec.
sub. bond FRB 1.53706s, 2037		15,000	10,682

Tanger Properties, Ltd. sr. unsec. notes 6 1/8s, 2020		5,000	5,499

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Financials cont.
Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		$10,000	$11,226

Wachovia Corp. sr. unsec. notes Ser. MTN, 5 1/2s, 2013		15,000	16,467

Wachovia Corp. sr. unsec. notes FRN Ser. MTNE, 0.688s, 2012		20,000	19,890

Wells Fargo Capital XV bank guaranty jr. unsec. sub. FRB
9 3/4s, 2049		10,000	10,850

			518,453
Government (2.3%)
Brazil Notas do Tesouro Nacional Serie F unsub. notes 10s,
2014 (Brazil)	BRL	45	24,967

European Investment Bank sr. unsec. unsub. notes 3 1/8s,
2013 (Supra-Nation)	NOK	150,000	24,089

Italy Buoni Poliennali Del Tesoro bonds 4 1/4s, 2020 (Italy)	EUR	260,000	344,121

Kreditanstalt fuer Wiederaufbau govt. guaranty Ser. EMTN,
3 1/4s, 2014 (Germany)	NOK	160,000	25,796

Norddeutsche Landesbank Girozentrale bonds Ser. 7, 5 3/4s,
2010 (Germany)	EUR	24,000	30,776

			449,749
Health care (1.3%)
Aetna, Inc. sr. unsec 6 1/2s, 2018		$10,000	12,008

Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017		35,000	37,975

DaVita, Inc. company guaranty 6 5/8s, 2013		4,000	4,020

Eli Lilly & Co. sr. unsec. unsub. notes 5.95s, 2037		5,000	6,004

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019		3,000	3,780

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014		7,000	8,035

HCA, Inc. sr. sec. notes 9 1/4s, 2016		25,000	26,813

HCA, Inc. sr. sec. notes 9 1/8s, 2014		5,000	5,250

HCA, Inc. sr. unsec. notes 6 1/4s, 2013		2,000	2,000

HealthSouth Corp. company guaranty 10 3/4s, 2016		5,000	5,450

IASIS Healthcare/IASIS Capital Corp. sr. sub. notes 8 3/4s, 2014		30,000	30,600

Omnicare, Inc. sr. sub. notes 6 7/8s, 2015		5,000	4,950

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		5,000	4,925

Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015		5,000	5,163

Select Medical Corp. company guaranty 7 5/8s, 2015		5,000	4,713

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016		25,000	25,625

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		5,000	4,994

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		10,000	10,063

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡		5,492	5,506

Tenet Healthcare Corp. sr. notes 9s, 2015		5,000	5,325

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036		10,000	10,680

US Oncology Holdings, Inc. sr. unsec. notes FRN 6.64344s, 2012 ‡‡		5,000	4,700

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R		5,000	5,212

WellPoint, Inc. notes 7s, 2019		10,000	12,190

			245,981
Technology (0.9%)
Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡		15,000	13,650

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		5,000	4,631

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		5,000	5,256

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Technology cont.
First Data Corp. company guaranty sr. unsec. notes
10.55s, 2015 ‡‡	$47,373	$35,648

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡	11,011	10,213

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2014	10,000	9,275

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	10,000	10,425

Jazz Technologies, Inc. 144A notes 8s, 2015 F	23,000	19,780

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	15,000	15,856

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	4,000	4,200

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	19,000	19,404

Unisys Corp. 144A company guaranty sr. sub. notes 14 1/4s, 2015	20,000	23,500

		171,838
Transportation (0.1%)
Burlington Northern Santa Fe Corp. sr. unsec. notes 5 3/4s, 2018	5,000	5,826

Delta Air Lines, Inc. pass-through certificates 6.2s, 2018	5,000	5,163

		10,989
Utilities and power (3.0%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	15,000	15,788

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	3,000	3,053

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	10,000	13,033

CMS Energy Corp. sr. notes 8 1/2s, 2011	5,000	5,175

CMS Energy Corp. sr. unsec. unsub. notes FRN 1.47594s, 2013	10,000	9,500

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	100,000	106,587

Commonwealth Edison Co. 1st mtge. sec. bonds 5.8s, 2018	10,000	11,743

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	5,000	5,407

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017	15,000	17,931

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019	105,000	67,725

Dynegy-Roseton Danskamme company guaranty Ser. B, 7.67s, 2016	5,000	4,525

Edison Mission Energy sr. unsec. notes 7.2s, 2019	10,000	6,650

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	5,000	5,033

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	10,000	12,391

Electricite de France 144A notes 6.95s, 2039 (France)	10,000	12,876

Energy Future Holdings Corp. sr. notes 9 3/4s, 2019	35,000	33,250

Energy Future Intermediate Holdings Co., LLC
sr. notes 9 3/4s, 2019	37,000	35,150

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	5,000	5,251

Ipalco Enterprises, Inc. sr. sec. notes 8 5/8s, 2011	5,000	5,250

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	5,000	5,225

Mirant North America, LLC company guaranty 7 3/8s, 2013	25,000	25,563

Nevada Power Co. notes 6 1/2s, 2018	25,000	30,183

NRG Energy, Inc. company guaranty 7 3/8s, 2017	5,000	5,056

NRG Energy, Inc. sr. notes 7 3/8s, 2016	35,000	35,263

Pacific Gas & Electric Co. sr. notes 8 1/4s, 2018	5,000	6,674

PSEG Power, LLC 144A company guaranty sr. unsec.
notes 5.32s, 2016	4,000	4,429

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Utilities and power cont.
Spectra Energy Capital, LLC company guaranty sr. unsec.
notes 5.9s, 2013	$15,000	$16,459

Spectra Energy Capital, LLC company guaranty sr. unsec.
unsub. notes 6.2s, 2018	10,000	11,677

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	20,000	26,249

TransAlta Corp. sr. notes 6 1/2s, 2040 (Canada)	10,000	10,709

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019	5,000	6,125

Westar Energy, Inc. 1st mtge. sec. bonds 8 5/8s, 2018	15,000	19,881

		579,811

Total corporate bonds and notes (cost $4,569,404)		$4,773,367

CONVERTIBLE BONDS AND NOTES (7.1%)*	Principal amount	Value

Basic materials (0.3%)
Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	$13,000	$14,560

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	13,000	19,565

USEC, Inc. cv. sr. unsec. notes 3s, 2014	20,000	14,850

		48,975
Capital goods (0.5%)
AAR CORP. 144A cv. sr. unsec. notes 2 1/4s, 2016	27,000	21,836

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	40,000	34,900

L-1 Identity Solutions, Inc. cv. sr. unsec. notes 3 3/4s, 2027	40,000	39,300

		96,036
Communication services (1.0%)
Cogent Communication Group, Inc. cv. sr. unsec. notes 1s, 2027	25,000	20,031

Leap Wireless International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	25,000	21,750

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012	50,000	46,063

NII Holdings, Inc. cv. sr. unsec. notes 3 1/8s, 2012	45,000	43,538

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016	40,000	54,100

		185,482
Conglomerates (0.1%)
Textron, Inc. cv. sr. unsec. notes Ser. TXT, 4 1/2s, 2013	10,000	14,941

		14,941
Consumer cyclicals (1.3%)
Alliance Data Systems Corp. cv. sr. unsec. notes1 3/4s, 2013	23,000	22,080

Charming Shoppes, Inc. cv. sr. unsec. notes 1 1/8s, 2014	22,000	17,518

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	26,000	36,143

Icahn Enterprises LP 144A cv. sr. unsec. notes FRN 4s, 2013	25,000	22,750

Iconix Brand Group, Inc. cv. sr. sub. notes 1 7/8s, 2012	10,000	9,550

International Game Technology 144A cv. sr. unsec.
notes 3 1/4s, 2014	20,000	22,032

Liberty Media, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	58,000	30,453

Live Nation, Inc. cv. sr. unsec. notes 2 7/8s, 2027	20,000	16,700

Sinclair Broadcast Group, Inc. cv. unsec. sub. debs 6s, 2012	45,000	42,975

Sirius Satellite Radio, Inc. cv. sr. unsec. notes 3 1/4s, 2011	11,000	10,780

XM Satellite Radio Holdings, Inc. 144A cv. sr. unsec.
sub. notes 7s, 2014	17,000	16,577

		247,558

CONVERTIBLE BONDS AND NOTES (7.1%)* cont.	Principal amount	Value

Consumer staples (0.3%)
Pantry, Inc. (The) cv. company guaranty sr. unsec.
sub. notes 3s, 2012	$40,000	$37,500

Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	15,000	14,400

Spartan Stores, Inc. cv. sr. unsec. notes 3 3/8s, 2027	12,000	10,725

		62,625
Energy (0.7%)
Cal Dive International, Inc. cv. sr. unsec. unsub. notes 3 1/4s, 2025	25,000	22,750

Carrizo Oil & Gas, Inc. cv. sr. unsec. unsub. notes 4 3/8s, 2028	20,000	18,675

Chesapeake Energy Corp. cv. sr. unsec. notes company
guaranty 2 1/2s, 2037	35,000	28,831

International Coal Group, Inc. cv. company
guaranty sr. unsec. notes 4s, 2017	12,000	12,492

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	10,000	10,300

Penn Virginia Corp. cv. sr. unsec. sub. notes 4 1/2s, 2012	25,000	24,156

St. Mary Land & Exploration Co. cv. sr. unsec. notes 3 1/2s, 2027	25,000	26,250

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027 (In default) †	15,000	1,163

		144,617
Financials (0.6%)
Alexandria Real Estate Equities, Inc. 144A cv. company
guaranty sr. unsec. notes 3.7s, 2027 R	15,000	14,719

Annaly Capital Management, Inc. cv. sr. unsec.
unsub. notes 4s, 2015 R	12,000	12,765

CapitalSource, Inc. cv. company guaranty sr. unsec.
sub. notes 7 1/4s, 2037	10,000	9,800

Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	15,000	22,059

General Growth Properties, Inc. 144A cv. sr. notes 3.98s,
2027 (In default) † R	10,000	10,563

KKR Financial Holdings, LLC cv. sr. unsec. notes 7 1/2s, 2017	18,000	21,713

MGIC Investment Corp. cv. sr. notes 5s, 2017	8,000	7,658

Old Republic International Corp. cv. sr. unsec.
unsub. notes 8s, 2012	15,000	18,450

		117,727
Health care (0.8%)
Amylin Pharmaceuticals, Inc. cv. sr. unsec. notes 3s, 2014	25,000	22,375

Biovail Corp. 144A cv. sr. notes 5 3/8s, 2014 (Canada)	13,000	21,288

China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China)	7,000	4,839

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(0s, 12/15/13) 2037 ††	35,000	31,631

Invitrogen Corp. cv. sr. unsec. unsub. notes 1 1/2s, 2024	15,000	16,500

LifePoint Hospitals, Inc. cv. sr. unsec. sub. notes 3 1/4s, 2025	12,000	11,565

Omnicare, Inc. cv. company guaranty sr. unsec. debs
Ser. OCR, 3 1/4s, 2035	30,000	24,975

Providence Service Corp. (The) cv. sr. unsec.
sub. notes 6 1/2s, 2014	9,000	8,415

Theravance, Inc. cv. unsec. sub. notes 3s, 2015	27,000	23,490

		165,078

CONVERTIBLE BONDS AND NOTES (7.1%)* cont.	Principal amount	Value

Technology (1.5%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	$12,000	$11,745

ARRIS Group, Inc. cv. sr. unsec. notes 2s, 2026	40,000	38,300

Cadence Design Systems, Inc. cv. sr. unsec. notes 1 1/2s, 2013	20,000	17,925

CIENA Corp. cv. sr. unsec. notes 1/4s, 2013	30,000	25,875

EnerSys cv. sr. unsec. notes stepped-coupon 3 3/8s (0s,
6/1/15) 2038 ††	14,000	13,318

Kulicke & Soffa Industries, Inc. cv. unsec. sub. notes 0 7/8s, 2012	50,000	46,375

Micron Technology, Inc. cv. sr. unsec. unsub. notes 1 7/8s, 2014	25,000	21,531

ON Semiconductor Corp. cv. company guaranty sr. unsec.
sub. notes 2 5/8s, 2026	20,000	19,050

Safeguard Scientifics, Inc. cv. sr. unsec.
sub. notes 10 1/8s, 2014	55,000	58,300

TeleCommunication Systems, Inc. 144A cv. sr. unsec.
notes 4 1/2s, 2014	20,000	16,400

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	20,000	17,776

		286,595

Total convertible bonds and notes (cost $1,215,439)		$1,369,634

CONVERTIBLE PREFERRED STOCKS (4.3%)*	Shares	Value

AES Trust III $3.375 cv. pfd.	985	$46,295

Apache Corp. Ser. D, $3.00 cv. pfd.	710	38,425

Assured Guaranty, Ltd. $4.25 cv. pfd. (Bermuda)	180	11,842

Bank of America Corp. Ser. L, 7.25% cv. pfd.	49	46,550

Bunge, Ltd. 5.125% cum. cv. pfd.	35	18,156

Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	870	32,843

Citigroup, Inc. $7.50 cv. pfd.	265	30,329

Crown Castle International Corp. $3.125 cum. cv. pfd.	985	57,509

Dole Food Automatic Exchange 144A 7.00% cv. pfd. †	1,740	15,538

El Paso Corp. 4.99% cv. pfd.	55	57,544

Entertainment Properties Trust Ser. C, $1.438 cv. pfd.	1,195	22,251

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	2,505	49,630

Ford Motor Co. Capital Trust II $3.25 cum. cv. pfd.	1,660	76,983

Great Plains Energy, Inc. $6.00 cv. pfd.	540	33,302

Hartford Financial Services Group, Inc. (The) $1.182 cv. pfd.	890	19,663

Huntington Bancshares Ser. A, 8.50% cv. pfd.	17	16,879

Interpublic Group of Companies, Inc. (The) Ser. B, 5.25% cv. pfd.	35	30,975

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	40	44

Newell Financial Trust I $2.625 cum. cv. pfd.	995	38,805

PPL Corp. $4.75 cv. pfd. †	520	29,359

Retail Ventures, Inc. $3.312 cv. pfd.	775	32,449

Smurfit-Stone Container Corp. zero % cv. pfd. F	1,775	18

Vale Capital II $3.375 cv. pfd. (Cayman Islands)	645	49,262

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	30	29,610

Whiting Petroleum Corp. $6.25 cum. cv. pfd	80	16,725

XL Group, Ltd. $2.688 cv. pfd.	995	26,935

Total convertible preferred stocks (cost $799,815)		$827,921

MORTGAGE-BACKED SECURITIES (4.2%)*	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 08-1, Class A3, 6.336s, 2014	$200,000	$219,650
Ser. 07-2, Class A2, 5.634s, 2049	26,000	26,865

Banc of America Large Loan 144A FRB Ser. 05-MIB1, Class K,
2.27594s, 2022	7,000	2,803

Citigroup Commercial Mortgage Trust Ser. 08-C7, Class A2A,
6.034s, 2049	52,791	54,056

Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD2, Class A2, 5.408s, 2046	12,755	12,845

Commercial Mortgage Pass-Through Certificates Ser. 06-C7,
Class A4, 5.961s, 2046	54,000	59,717

Countrywide Home Loans 144A Ser. 06-R1, Class AS, IO,
5.55036s, 2036	21,314	2,358

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.998277s, 2039	10,000	10,481
Ser. 07-C2, Class A2, 5.448s, 2049	13,000	13,329
Ser. 07-C1, Class AAB, 5.336s, 2040	18,000	18,720

CS First Boston Mortgage Securities Corp. 144A Ser. 03-C3,
Class AX, IO, 1.917222s, 2038	187,483	7,166

Federal Home Loan Mortgage Corp. Structured Pass-Through
Securities IFB Ser. T-56, Class 2ASI, IO, 7.83625s, 2043	8,320	1,726

GE Capital Commercial Mortgage Corp. Ser. 07-C1, Class A2,
5.417s, 2049	10,000	10,340

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2, 5.506s, 2038	22,419	22,759
Ser. 04-GG2, Class A6, 5.396s, 2038	10,000	10,772

GS Mortgage Securities Corp. II 144A Ser. 03-C1, Class X1,
IO, 1.007064s, 2040	139,076	2,197

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-CB20, Class A3, 5.863s, 2051	35,000	37,668
Ser. 07-C1, Class A4, 5.716s, 2051	13,000	13,537
Ser. 06-LDP9, Class A2S, 5.298s, 2047	45,000	46,349
Ser. 06-LDP8, Class A2, 5.289s, 2045	26,540	28,116

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	2,000	1,723

LB-UBS Commercial Mortgage Trust Ser. 07-C7, Class A3,
5.866s, 2045	30,000	31,433

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.285243s, 2040	353,583	2,226
Ser. 06-C1, Class XCL, IO, 0.17658s, 2041	326,112	3,147

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A2,
5.915576s, 2050	69,000	72,146

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 07-7, Class ASB, 5.745s, 2050	26,000	27,798
Ser. 07-5, Class A3, 5.364s, 2048	54,000	55,315

Morgan Stanley Capital I FRB Ser. 08-T29, Class A3,
6.457715s, 2043	12,000	13,088

Total mortgage-backed securities (cost $767,019)		$808,330

FOREIGN GOVERNMENT BONDS AND NOTES (2.5%)*	Principal amount		Value

Brazil (Federal Republic of) notes zero %, 2012	BRL	173	$98,450

British Columbia (Province of) notes Ser. MTN, 4.7s, 2012	CAD	100,000	100,452

Norway (Government of) bonds 6 1/2s, 2013	NOK	140,000	24,737

Sweden (Government of) debs. Ser. 1041, 6 3/4s, 2014	SEK	700,000	111,816

United Kingdom (Government of) bonds 4 3/4s, 2038	GBP	30,000	53,606

United Kingdom treasury 4 1/4s, 2039	GBP	60,000	99,014

Total foreign government bonds and notes (cost $485,104)			$488,075

COMMODITY LINKED NOTES (0.5%)*	Principal amount		Value

UBS AG/Jersey Branch144Asr. notesSer. CMCI, zero %, 2010
(indexed to the UBS Bloomberg CMCI Composite)
(United Kingdom)		$84,000	$90,434

Total commodity linked notes (cost $84,000)			$90,434

INVESTMENT COMPANIES (0.3%)*		Shares	Value

Ares Capital Corp.		54	$807

BlackRock Kelso Capital Corp.		155	1,674

iShares Dow Jones U.S. Real Estate Index Fund		91	4,638

iShares MSCI EAFE Index Fund		309	15,435

iShares Russell 2000 Growth Index Fund		171	11,224

iShares Russell 2000 Value Index Fund		225	12,645

MCG Capital Corp.		751	3,965

Midcap SPDR Trust Series 1		14	1,837

NGP Capital Resources Co.		206	1,667

SPDR S&P 500 ETF Trust		119	12,550

Total investment companies (cost $66,346)			$66,442

UNITS (0.2%)*		Units	Value

Hercules, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2029		45,000	$31,500

Total units (cost $41,416)			$31,500

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount		Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34		$10,000	$11,236

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49		10,000	10,944

TX State, Trans. Comm. Rev. Bonds (Build America Bonds),
Ser. B, 5.178s, 4/1/30		5,000	5,504

Total municipal bonds and notes (cost $25,071)			$27,684

PREFERRED STOCKS (0.1%)*		Shares	Value

GMAC, Inc. 144A Ser. G, 7.00% cum. pfd.		15	$12,390

Total preferred stocks (cost $8,948)			$12,390

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	6,345	$1,459

Vertis Holdings, Inc. F	10/18/15	0.01	22	—

Total warrants (cost $1,269)				$1,459

ASSET-BACKED SECURITIES (—%)*	Principal amount	Value

Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	$1,000	$1,003

Total asset-backed securities (cost $1,000)		$1,003

SHORT-TERM INVESTMENTS (30.2%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.19% [d]	2,155	$2,155

Putnam Money Market Liquidity Fund 0.15% [e]	5,078,037	5,078,037

U.S. Treasury Bills for an effective yield of 0.33%,
November 18, 2010 #	$49,000	48,986

U.S. Treasury Bills for an effective yield of 0.26%,
December 16, 2010 # ##	82,000	81,966

U.S. Treasury Bills with effective yields ranging from
0.23% to 0.25%, June 2, 2011 # ##	590,000	589,103

Total short-term investments (cost $5,799,976)		$5,800,247

TOTAL INVESTMENTS

Total investments (cost $18,573,691)		$19,318,289

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNB	Medium Term Notes Class B
MTNC	Medium Term Notes Class C
MTNE	Medium Term Notes Class E

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2010 through August 31, 2010, (the reporting period).

* Percentages indicated are based on net assets of $19,237,019.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $17,173,074 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FORWARD CURRENCY CONTRACTS at 8/31/10 (aggregate face value $14,451,852) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Sell	9/15/10	$1,507	$1,548	$41

	British Pound	Sell	9/15/10	16,099	16,660	561

	Euro	Buy	9/15/10	109,419	114,392	(4,973)

	Norwegian Krone	Sell	9/15/10	51,404	54,334	2,930

	Swedish Krona	Sell	9/15/10	4,258	4,436	178

	Swiss Franc	Buy	9/15/10	11,711	11,450	261

Barclays Bank PLC

	British Pound	Buy	9/15/10	7,513	7,774	(261)

	Euro	Buy	9/15/10	21,276	22,320	(1,044)

	Hong Kong Dollar	Sell	9/15/10	1,749	1,752	3

	Japanese Yen	Buy	9/15/10	3,754	3,661	93

	Swedish Krona	Sell	9/15/10	1,054	1,098	44

	Swiss Franc	Buy	9/15/10	4,625	4,523	102

FORWARD CURRENCY CONTRACTS at 8/31/10 (aggregate face value $14,451,852) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	Australian Dollar	Sell	9/15/10	$2,837	$2,912	$75

	Brazilian Real	Sell	9/15/10	102,762	102,093	(669)

	British Pound	Sell	9/15/10	19,626	20,309	683

	Canadian Dollar	Sell	9/15/10	47,123	49,129	2,006

	Danish Krone	Buy	9/15/10	$6,329	$6,574	$(245)

	Euro	Buy	9/15/10	380,054	397,146	(17,092)

	Hong Kong Dollar	Sell	9/15/10	630	631	1

	Norwegian Krone	Sell	9/15/10	1,503	1,591	88

	Singapore Dollar	Sell	9/15/10	8,857	8,889	32

	South African Rand	Buy	9/15/10	1,363	1,387	(24)

	Swiss Franc	Buy	9/15/10	29,818	29,162	656

Credit Suisse AG

	Australian Dollar	Buy	9/15/10	14,098	14,471	(373)

	British Pound	Buy	9/15/10	59,797	61,884	(2,087)

	Canadian Dollar	Sell	9/15/10	100,430	104,743	4,313

	Euro	Sell	9/15/10	164,002	171,439	7,437

	Japanese Yen	Buy	9/15/10	176,009	171,597	4,412

	Norwegian Krone	Sell	9/15/10	9,841	10,404	563

	Swiss Franc	Sell	9/15/10	4,133	4,043	(90)

Deutsche Bank AG

	Australian Dollar	Buy	9/15/10	13,566	13,922	(356)

	British Pound	Sell	9/15/10	2,760	2,855	95

	Euro	Buy	9/15/10	16,210	16,940	(730)

	Mexican Peso	Buy	9/15/10	1,115	1,166	(51)

	Swiss Franc	Buy	9/15/10	1,673	1,637	36

Goldman Sachs International

	British Pound	Sell	9/15/10	16,712	17,294	582

	Euro	Buy	9/15/10	39,259	41,002	(1,743)

	Japanese Yen	Sell	9/15/10	225,241	219,608	(5,633)

	Norwegian Krone	Sell	9/15/10	1,772	1,874	102

	Swedish Krona	Buy	9/15/10	1,595	1,661	(66)

HSBC Bank USA, National Association

	Australian Dollar	Buy	9/15/10	328,253	337,082	(8,829)

	British Pound	Sell	9/15/10	97,515	100,920	3,405

	Euro	Sell	9/15/10	145,385	151,886	6,501

	Hong Kong Dollar	Sell	9/15/10	8,511	8,528	17

	New Zealand Dollar	Sell	9/15/10	14,966	15,680	714

	Norwegian Krone	Sell	9/15/10	6,155	6,511	356

	Singapore Dollar	Sell	9/15/10	1,771	1,778	7

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	9/15/10	84,324	86,595	2,271

	Brazilian Real	Sell	9/15/10	12,434	12,353	(81)

	British Pound	Sell	9/15/10	2,300	2,381	81

FORWARD CURRENCY CONTRACTS at 8/31/10 (aggregate face value $14,451,852) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Canadian Dollar	Sell	9/15/10	$97,994	$102,163	$ 4,169

	Euro	Sell	9/15/10	5,272,376	5,505,574	233,198

	Hong Kong Dollar	Sell	9/15/10	4,731	4,741	10

	Hungarian Forint	Sell	9/15/10	228	242	14

	Japanese Yen	Buy	9/15/10	4,763	4,644	119

	Mexican Peso	Sell	9/15/10	52,421	54,708	2,287

	Singapore Dollar	Buy	9/15/10	6,053	6,077	(24)

	South African Rand	Buy	9/15/10	715	727	(12)

	Swiss Franc	Buy	9/15/10	1,476	1,443	33

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	9/15/10	7,005	7,191	(186)

	British Pound	Buy	9/15/10	5,366	5,553	(187)

	Euro	Sell	9/15/10	147,412	153,892	6,480

	Israeli Shekel	Buy	9/15/10	1,678	1,697	(19)

	Japanese Yen	Sell	9/15/10	1,763	1,691	(72)

	Swedish Krona	Buy	9/15/10	351	366	(15)

	Swiss Franc	Sell	9/15/10	8,955	8,760	(195)

State Street Bank and Trust Co.

	Australian Dollar	Sell	9/15/10	52,670	54,058	1,388

	Euro	Sell	9/15/10	9,118	9,525	407

	Israeli Shekel	Buy	9/15/10	1,678	1,703	(25)

	Japanese Yen	Buy	9/15/10	41,759	40,697	1,062

	Norwegian Krone	Sell	9/15/10	2,626	2,780	154

	Swedish Krona	Sell	9/15/10	2,744	2,859	115

UBS AG

	Australian Dollar	Sell	9/15/10	152,777	156,774	3,997

	British Pound	Buy	9/15/10	7,206	7,459	(253)

	Canadian Dollar	Buy	9/15/10	146,710	149,500	(2,790)

	Euro	Sell	9/15/10	152,731	159,586	6,855

	Israeli Shekel	Buy	9/15/10	1,678	1,698	(20)

	Japanese Yen	Sell	9/15/10	45,195	44,077	(1,118)

	Mexican Peso	Buy	9/15/10	43,235	45,175	(1,940)

	Norwegian Krone	Sell	9/15/10	43,794	46,321	2,527

	South African Rand	Buy	9/15/10	513	521	(8)

	Swedish Krona	Sell	9/15/10	112,701	117,399	4,698

	Swiss Franc	Buy	9/15/10	11,907	11,641	266

Westpac Banking Corp.

	Australian Dollar	Sell	9/15/10	71,911	73,674	1,763

	British Pound	Sell	9/15/10	50,904	52,666	1,762

	Euro	Buy	9/15/10	4,887,130	5,102,563	(215,433)

	Japanese Yen	Buy	9/15/10	69,392	67,682	1,710

Total						$45,016

FUTURES CONTRACTS OUTSTANDING at 8/31/10 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond
10 yr (Long)	1	$118,338	Dec-10	$1,205

Euro-Bobl 5 yr (Short)	1	155,279	Sep-10	(3,131)

Euro-Bund 10 yr (Short)	2	340,498	Sep-10	(17,256)

Euro-Buxl 30yr Bond (Short)	1	157,977	Sep-10	(611)

Euro-Schatz 2 yr (Long)	23	3,198,438	Sep-10	6,220

S&P 500 Index E-Mini (Short)	39	2,044,088	Sep-10	164

U.K. Gilt 10 yr (Short)	1	192,074	Dec-10	(862)

U.S. Treasury Bond 20 yr (Long)	32	4,321,000	Dec-10	75,024

U.S. Treasury Note 2 yr (Long)	4	876,563	Dec-10	102

U.S. Treasury Note 5 yr (Long)	21	2,526,727	Dec-10	9,945

U.S. Treasury Note 10 yr (Short)	36	4,522,500	Dec-10	(24,834)

Total				$45,966

WRITTEN OPTIONS OUTSTANDING at 8/31/10 (premiums received $200,741) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	$677,000	Jul-11/4.52	$2,383

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	677,000	Jul-11/4.52	105,990

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.5475% versus the three
month USD-LIBOR-BBA maturing July 26, 2021.	338,500	Jul-11/4.5475	1,148

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	338,500	Jul-11/4.5475	53,778

Option on an interest rate swap with Citibank, N.A. for the
obligation to pay a fixed rate of 4.49% versus the three month
USD-LIBOR-BBA maturing August 17, 2021.	566,000	Aug-11/4.49	86,157

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing August 17, 2021.	566,000	Aug-11/4.49	2,417

Total			$251,873

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/10 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
MXN	490,000 F	$—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	$851

CHF	260,000	—	11/17/11	2.5125%	6 month CHF-
					LIBOR-BBA	(11,255)

Deutsche Bank AG
	$997,600	2,337	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	46,145

MXN	490,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	938

Goldman Sachs International
GBP	101,000	—	2/1/15	6 month GBP-
				LIBOR-BBA	3.10%	8,315

JPMorgan Chase Bank, N.A.
JPY	121,100,000	—	2/19/15	6 month JPY-
				LIBOR-BBA	0.705%	14,044

JPY	14,400,000	—	2/19/20	6 month JPY-
				LIBOR-BBA	1.3975%	6,497

	$1,232,300	1,159	4/12/40	4.54%	3 month USD-
					LIBOR-BBA	(358,847)

MXN	70,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	127

JPY	13,500,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	3,378

JPY	18,100,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(2,642)

EUR	280,000	—	2/4/40	6 month EUR-
				EURIBOR-
				REUTERS	3.79%	95,304

EUR	210,000	—	2/4/15	2.596%	6 month EUR-
					EURIBOR-
					REUTERS	(14,913)

Total						$(212,058)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/10 (Unaudited)

		Upfront		Fixed payments	Total return
Swap counterparty/		premium	Termination	received (paid) by	received by	Unrealized
Notional amount		received (paid)	date	fund per annum	or paid by fund	depreciation

Credit Suisse International
shares	7,865	$—	8/22/11	(3 month USD-	iShares MSCI	$(6,421)
				LIBOR-BBA)	Emerging Markets
					Index

Total						$(6,421)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/10 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Citibank, N.A.
Masco Corp.,
5 7/8%, 7/15/12	—	$—	$35,000	3/20/17	(213 bp)	$1,939

Credit Suisse International
DJ CMB NA CMBX AJ
Index	—	(17,362)	54,000	2/17/51	(96 bp)	6,534

Deutsche Bank AG
General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	50,000	9/20/13	109 bp	(1,091)

Universal Corp.,
5.2%, 10/15/13	—	—	25,000	3/20/15	(95 bp)	1,913

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 10,000	9/20/13	477 bp	621

JPMorgan Chase Bank, N.A.
Glencore Funding
LLC, 6%, 4/15/14	—	—	$79,000	6/20/14	(148 bp)	5,737

Merrill Lynch International
Pearson PLC, 7%,
10/27/14	—	—	100,000	6/20/18	(65 bp)	28

Morgan Stanley Capital Services, Inc.
Universal Corp.,
5.2%, 10/15/13	—	—	75,000	3/20/13	(89 bp)	2,408

UBS, AG
Hanson PLC.,
7 7/8%, 9/27/10	—	—	55,000	9/20/16	(250 bp)	596

Total						$18,685

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2010.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$185,037	$64,067	$—

Capital goods	222,866	47,932	—

Communication services	158,507	45,805	—

Conglomerates	72,447	7,433	—

Consumer cyclicals	456,054	76,174	132

Consumer staples	340,948	67,532	—

Energy	344,808	49,606	—

Financial	1,398,803	95,016	—

Health care	436,120	33,421	—

Technology	663,278	21,213	—

Transportation	40,153	36,805	—

Utilities and power	113,507	42,139	—

Total common stocks	4,432,528	587,143	132

Asset-backed securities	—	1,003	—

Commodity linked notes	—	90,434	—

Convertible bonds and notes	—	1,369,634	—

Convertible preferred stocks	—	827,903	18

Corporate bonds and notes	—	4,753,587	19,780

Foreign government bonds and notes	—	488,075	—

Investment Companies	66,442	—	—

Mortgage-backed securities	—	808,330	—

Municipal bonds and notes	—	27,684	—

Preferred stocks	—	12,390	—

Units	—	31,500	—

Warrants	—	—	1,459

Short-term investments	5,078,037	722,210	—

Totals by level	$9,577,007	$9,719,893	$21,389

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$45,016	$—

Futures contracts	45,966	—	—

Written options	—	(251,873)	—

Interest rate swap contracts	—	(215,554)	—

Total return swap contracts	—	(6,421)	—

Credit default contracts	—	36,047	—

Totals by level	$45,966	$(392,785)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/10 (Unaudited)

ASSETS

Investment in securities, at value $2,060 (Note 1):
Unaffiliated issuers (identified cost $13,493,499)	$14,238,097
Affiliated issuers (identified cost $5,080,192) (Notes 1 and 6)	5,080,192

Cash	89,998

Dividends, interest and other receivables	134,315

Receivable for shares of the fund sold	71,860

Receivable for investments sold	151,142

Unrealized appreciation on swap contracts (Note 1)	195,375

Receivable for variation margin (Note 1)	15,544

Unrealized appreciation on forward currency contracts (Note 1)	311,660

Receivable from Manager (Note 2)	55,407

Premium paid on swap contracts (Note 1)	17,362

Total assets	20,360,952

LIABILITIES

Payable to custodian	177

Payable for investments purchased	83,127

Payable for shares of the fund repurchased	2,694

Payable for investor servicing fees (Note 2)	2,215

Payable for custodian fees (Note 2)	21,724

Payable for Trustee compensation and expenses (Note 2)	27,476

Payable for administrative services (Note 2)	188

Payable for distribution fees (Note 2)	8,644

Unrealized depreciation on forward currency contracts (Note 1)	266,644

Written options outstanding, at value (premiums received $200,741) (Notes 1 and 3)	251,873

Premium received on swap contracts (Note 1)	3,496

Unrealized depreciation on swap contracts (Note 1)	395,169

Collateral on securities loaned, at value (Note 1)	2,155

Other accrued expenses	58,351

Total liabilities	1,123,933

Net assets	$19,237,019

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$33,213,542

Undistributed net investment income (Note 1)	98,444

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(14,658,185)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	583,218

Total — Representing net assets applicable to capital shares outstanding	$19,237,019

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($13,627,496 divided by 1,498,796 shares)	$9.09

Offering price per class A share (100/94.25 of $9.09)*	$9.64

Net asset value and offering price per class B share ($856,335 divided by 94,510 shares)**	$9.06

Net asset value and offering price per class C share ($2,768,140 divided by 305,481 shares)**	$9.06

Net asset value and redemption price per class M share ($378,834 divided by 41,734 shares)	$9.08

Offering price per class M share (100/96.50 of $9.08)*	$9.41

Net asset value, offering price and redemption price per class R share
($1,123 divided by 123 shares)***	$9.11

Net asset value, offering price and redemption price per class Y share
($1,605,091 divided by 176,284 shares)	$9.11

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 8/31/10 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $26) (including interest income of $3,019
from investments in affiliated issuers) (Note 6)	$265,597

Dividends (net of foreign tax of $1,504)	103,413

Total investment income	369,010

EXPENSES

Compensation of Manager (Note 2)	50,575

Investor servicing fees (Note 2)	13,806

Custodian fees (Note 2)	28,183

Trustee compensation and expenses (Note 2)	751

Administrative services (Note 2)	473

Distribution fees — Class A (Note 2)	16,535

Distribution fees — Class B (Note 2)	4,153

Distribution fees — Class C (Note 2)	14,560

Distribution fees — Class M (Note 2)	1,453

Distribution fees — Class R (Note 2)	3

Interest expense (Note 2)	831

Reports to shareholders	15,772

Auditing	39,734

Other	5,680

Fees waived and reimbursed by Manager (Note 2)	(101,663)

Total expenses	90,846

Expense reduction (Note 2)	(11)

Net expenses	90,835

Net investment income	278,175

Net realized gain on investments (Notes 1 and 3)	726,945

Net realized gain on swap contracts (Note 1)	283,364

Net realized gain on futures contracts (Note 1)	235,385

Net realized loss on foreign currency transactions (Note 1)	(28,197)

Net realized loss on written options (Notes 1 and 3)	(402)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	44,362

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and receivable purchase agreements during the period	(1,038,462)

Net gain on investments	222,995

Net increase in net assets resulting from operations	$501,170

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 8/31/10*	Year ended 2/28/10

Operations:
Net investment income	$278,175	$1,290,847

Net realized gain (loss) on investments and
foreign currency transactions	1,217,095	(4,227,304)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(994,100)	14,407,364

Net increase in net assets resulting from operations	501,170	11,470,907

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(203,106)	(837,361)

Class B	(9,843)	(56,813)

Class C	(34,194)	(164,954)

Class M	(4,958)	(21,597)

Class R	(15)	(66)

Class Y	(26,507)	(714,891)

Redemption fees (Note 1)	2	22

Decrease from capital share transactions (Note 4)	(329,335)	(23,970,579)

Total decrease in net assets	(106,786)	(14,295,332)

NET ASSETS

Beginning of period	19,343,805	33,639,137

End of period (including undistributed net investment
income of $98,444 and $98,892, respectively)	$19,237,019	$19,343,805

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
August 31, 2010**	$9.00	.14	.09	.23	(.14)	—	(.14)	— [f]	$9.09	2.58*	$13,627	.41*	1.55*	49.04*
February 28, 2010	6.69	.36	2.54	2.90	(.59)	—	(.59)	— [f]	9.00	44.22	13,694.75		4.31	93.03 [e]
February 28, 2009	10.42	.45	(3.49)	(3.04)	(.69)	—	(.69)	— [f]	6.69	(30.00)	9,116.74		4.92	144.95 [e]
February 29, 2008	11.06	.45	(.60)	(.15)	(.44)	(.05)	(.49)	— [f]	10.42	(1.42)	14,503.71		4.09	112.08 [e]
February 28, 2007	10.44	.45	.62	1.07	(.44)	(.01)	(.45)	— [f]	11.06	10.53	12,621.75		4.21	82.66 [e]
February 28, 2006	10.49	.38	.01	.39	(.35)	(.09)	(.44)	—	10.44	3.80	8,593.88		3.58	70.56 [e]

Class B
August 31, 2010**	$8.97	.11	.09	.20	(.11)	—	(.11)	— [f]	$9.06	2.22*	$856	.79*	1.17*	49.04*
February 28, 2010	6.67	.30	2.52	2.82	(.52)	—	(.52)	— [f]	8.97	43.13	846	1.50	3.69	93.03 [e]
February 28, 2009	10.39	.38	(3.48)	(3.10)	(.62)	—	(.62)	— [f]	6.67	(30.55)	876	1.49	4.14	144.95 [e]
February 29, 2008	11.03	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [f]	10.39	(2.14)	1,669	1.46	3.34	112.08 [e]
February 28, 2007	10.43	.37	.61	.98	(.37)	(.01)	(.38)	— [f]	11.03	9.60	1,068	1.50	3.50	82.66 [e]
February 28, 2006†	10.64	.15	(.12) [g]	.03	(.15)	(.09)	(.24)	—	10.43	.25*	233	.81*	1.48*	70.56 [e]

Class C
August 31, 2010**	$8.97	.11	.09	.20	(.11)	—	(.11)	— [f]	$9.06	2.22*	$2,768	.79*	1.17*	49.04*
February 28, 2010	6.67	.29	2.54	2.83	(.53)	—	(.53)	— [f]	8.97	43.15	2,940	1.50	3.55	93.03 [e]
February 28, 2009	10.40	.38	(3.49)	(3.11)	(.62)	—	(.62)	— [f]	6.67	(30.60)	2,159	1.49	4.22	144.95 [e]
February 29, 2008	11.04	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [f]	10.40	(2.13)	2,556	1.46	3.30	112.08 [e]
February 28, 2007	10.43	.37	.62	.99	(.37)	(.01)	(.38)	— [f]	11.04	9.69	1,090	1.50	3.48	82.66 [e]
February 28, 2006†	10.64	.15	(.13) [g]	.02	(.14)	(.09)	(.23)	—	10.43	.23*	221	.81*	1.45*	70.56 [e]

Class M
August 31, 2010**	$8.98	.12	.10	.22	(.12)	—	(.12)	— [f]	$9.08	2.43*	$379	.67*	1.30*	49.04*
February 28, 2010	6.68	.31	2.53	2.84	(.54)	—	(.54)	— [f]	8.98	43.41	388	1.25	3.68	93.03 [e]
February 28, 2009	10.40	.41	(3.48)	(3.07)	(.65)	—	(.65)	— [f]	6.68	(30.33)	95	1.24	4.41	144.95 [e]
February 29, 2008	11.04	.39	(.59)	(.20)	(.39)	(.05)	(.44)	— [f]	10.40	(1.92)	160	1.21	3.59	112.08 [e]
February 28, 2007	10.43	.40	.61	1.01	(.39)	(.01)	(.40)	— [f]	11.04	9.93	159	1.25	3.71	82.66 [e]
February 28, 2006†	10.64	.17	(.14) [g]	.03	(.15)	(.09)	(.24)	—	10.43	.33*	91	.70*	1.62*	70.56 [e]

Class R
August 31, 2010**	$9.01	.13	.10	.23	(.13)	—	(.13)	— [f]	$9.11	2.53*	$1	.54*	1.42*	49.04*
February 28, 2010	6.69	.34	2.55	2.89	(.57)	—	(.57)	— [f]	9.01	44.04	1	1.00	4.07	93.03 [e]
February 28, 2009	10.43	.43	(3.50)	(3.07)	(.67)	—	(.67)	— [f]	6.69	(30.24)	1.99		4.68	144.95 [e]
February 29, 2008	11.06	.42	(.58)	(.16)	(.42)	(.05)	(.47)	— [f]	10.43	(1.57)	1.96		3.87	112.08 [e]
February 28, 2007	10.44	.42	.62	1.04	(.41)	(.01)	(.42)	— [f]	11.06	10.23	1	1.00	3.95	82.66 [e]
February 28, 2006†	10.64	.18	(.13) [g]	.05	(.16)	(.09)	(.25)	—	10.44	.49*	1	.58*	1.70*	70.56 [e]

Class Y
August 31, 2010**	$9.01	.15	.10	.25	(.15)	—	(.15)	— [f]	$9.11	2.82*	$1,605	.29*	1.68*	49.04*
February 28, 2010	6.70	.45	2.47	2.92	(.61)	—	(.61)	— [f]	9.01	44.53	1,474.50		5.71	93.03 [e]
February 28, 2009	10.43	.47	(3.49)	(3.02)	(.71)	—	(.71)	— [f]	6.70	(29.81)	21,393.49		5.20	144.95 [e]
February 29, 2008	11.07	.42	(.54)	(.12)	(.47)	(.05)	(.52)	— [f]	10.43	(1.19)	37,444.46		3.89	112.08 [e]
February 28, 2007	10.45	.48	.62	1.10	(.47)	(.01)	(.48)	— [f]	11.07	10.77	109.50		4.48	82.66 [e]
February 28, 2006††	10.40	.16	.13 [g]	.29	(.15)	(.09)	(.24)	—	10.45	2.80*	1	.30*	1.61*	70.56 [e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

62	63

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period September 12, 2005 (commencement of operations) to February 28, 2006.

† † For the period October 4, 2005 (commencement of operations) to February 28, 2006.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

	8/31/10	2/28/10	2/28/09	2/29/08	2/28/07	2/28/06

Class A	0.54%	1.12%	0.99%	1.05%	2.94%	2.53%

Class B	0.54	1.12	0.99	1.05	2.94	1.60

Class C	0.54	1.12	0.99	1.05	2.94	1.60

Class M	0.54	1.12	0.99	1.05	2.94	1.60

Class R	0.54	1.12	0.99	1.05	2.94	1.60

Class Y	0.54	1.12	0.99	1.05	2.94	1.60

e Portfolio turnover excludes dollar-roll transactions.

f Amount represents less than $0.01 per share.

g The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Income Strategies Fund (the fund) is a series of Putnam Funds Trust (the Trust), a diversified Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes to be prudent risk. Capital appreciation is a secondary goal. The fund will invest primarily in a combination of bonds and common stocks of U.S. and non-U.S. companies. The bonds are either investment grade or below investment grade in quality with intermediate to long-term maturities. The fund may also invest in mortgage backed securities. The equities offer the potential for current income and capital growth from mainly large companies. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from March 1, 2010 through August 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 126 on futures contracts for the reporting period.

G) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk, to gain exposure to interest rates and volatility and to generate additional income for the portfolio.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund did not have any activity on purchased options contracts during the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

H) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

I) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge the fund’s sector exposure and to gain exposure to sectors. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,200,000 on total return swap contracts for the reporting period.

J) Interest rate swap contracts The fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

K) Credit default contracts The fund enters into credit default contracts to hedge the fund’s exposure to credit risk, to hedge the fund’s exposure to market risk and to gain exposure to individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities.. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $800,000 on credit default swap contracts for the reporting period.

L) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $487,095 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $229,643.

M) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,060 and the fund received cash collateral of $2,155.

N) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

O) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 28, 2010, the fund had a capital loss carryover of $15,075,182 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$233,376	February 29, 2016

4,367,310	February 28, 2017

10,474,496	February 28, 2018

The aggregate identified cost on a tax basis is $18,885,963, resulting in gross unrealized appreciation and depreciation of $1,039,303 and $606,977, respectively, or net unrealized appreciation of $432,326.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

R) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.68% of the first $5 billion, 0.63% of the next $5 billion, 0.58% of the next $10 billion, 0.53% of the next $10 billion, 0.48% of the next $50 billion, 0.46% of the next $50 billion, 0.45% of the next $100 billion and 0.445% of any excess thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements, payments under the fund’s distribution) would exceed an annual rate of 0.50% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $30,105 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $71,558 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Purchaser) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $577,942 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $179,642 (exclusive of the initial payment) from the Purchaser in accordance with the terms of the Agreement.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $11 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $13, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,285 and no monies from the sale of class A and class M shares, respectively, and received $124 and $4 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,848,449 and $7,217,334, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap	Written swap	Written equity	Written equity
	option contract	option premiums	option contract	option premiums
	amounts	received	amounts	received

Written options outstanding
at the beginning of the
reporting period	$3,163,000	$ 200,741	—	$—

Options opened	—	—	44	89
Options exercised	—	—	—	—
Options expired	—	—	—	—
Options closed	—	—	(44)	(89)

Written options outstanding
at the end of the reporting period	$3,163,000	$ 200,741	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/10		Year ended 2/28/10

Class A	Shares	Amount	Shares	Amount

Shares sold	315,050	$2,866,495	593,430	$4,893,096

Shares issued in connection with
reinvestment of distributions	19,522	178,676	88,761	746,462

	334,572	3,045,171	682,191	5,639,558

Shares repurchased	(358,185)	(3,272,410)	(522,915)	(4,253,431)

Net increase (decrease)	(23,613)	$(227,239)	159,276	$1,386,127

	Six months ended 8/31/10		Year ended 2/28/10

Class B	Shares	Amount	Shares	Amount

Shares sold	24,293	$220,259	51,305	$424,757

Shares issued in connection with
reinvestment of distributions	942	8,591	5,912	48,997

	25,235	228,850	57,217	473,754

Shares repurchased	(25,099)	(228,307)	(94,253)	(777,097)

Net increase (decrease)	136	$543	(37,036)	$(303,343)

	Six months ended 8/31/10		Year ended 2/28/10

Class C	Shares	Amount	Shares	Amount

Shares sold	28,755	$263,078	94,518	$826,761

Shares issued in connection with
reinvestment of distributions	3,168	28,903	15,886	133,250

	31,923	291,981	110,404	960,011

Shares repurchased	(54,372)	(496,040)	(106,185)	(870,758)

Net increase (decrease)	(22,449)	$(204,059)	4,219	$89,253

	Six months ended 8/31/10		Year ended 2/28/10

Class M	Shares	Amount	Shares	Amount

Shares sold	233	$2,144	36,424	$271,959

Shares issued in connection with
reinvestment of distributions	512	4,680	2,237	18,842

	745	6,824	38,661	290,801

Shares repurchased	(2,234)	(20,523)	(9,636)	(76,801)

Net increase (decrease)	(1,489)	$(13,699)	29,025	$214,000

	Six months ended 8/31/10		Year ended 2/28/10

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	1	15	8	66

	1	15	8	66

Shares repurchased	—	—	—	—

Net increase	1	$15	8	$66

	Six months ended 8/31/10		Year ended 2/28/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	26,427	$242,213	627,760	$4,920,522

Shares issued in connection with
reinvestment of distributions	1,397	12,800	92,541	713,296

	27,824	255,013	720,301	5,633,818

Shares repurchased	(15,105)	(139,909)	(3,751,640)	(30,990,500)*

Net increase (decrease)	12,719	$115,104	(3,031,339)	$(25,356,682)

* Includes $23,190,739 related to the reallocation of the Putnam RetirementReady Fund’s underlying holdings.

At the close of the reporting period, a shareholder of record owned 6.0% of the outstanding shares of the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following shares:

		Percent of
	Shares	ownership	Value

Class M	122	0.29%	$1,108

Class R	123	100.00	1,123

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$37,138	Payables	$1,091

Foreign exchange
contracts	Receivables	311,660	Payables	266,644

	Investments, Receivables,
	Net assets —
	Unrealized appreciation/
Equity contracts	(depreciation)	1,623*	Payables	6,421

			Payables,
	Receivables, Net assets —		Net assets —
Interest rate	Unrealized appreciation/		Unrealized appreciation/
contracts	(depreciation)	265,758*	(depreciation)	687,383*

Total		$616,179		$961,539

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(2,851)	$(2,851)

Foreign exchange
contracts	—	—	(27,230)	—	(27,230)

Equity contracts	(501)	30,266	—	—	29,765

Interest rate contracts	—	205,119	—	286,215	491,334

Total	$(501)	$235,385	$(27,230)	$283,364	$491,018

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$10,138	$10,138

Foreign exchange
contracts	—	—	—	43,668	—	43,668

Equity contracts	—	190	10,908	—	(6,421)	4,677

Interest rate contracts	(106,283)	—	14,723	—	(379,012)	(470,572)

Total	$(106,283)	$190	$25,631	$43,668	$(375,295)	$(412,089)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $3,019 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $10,361,201 and $9,157,883, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Susan G. Malloy
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Assistant Treasurer
One Post Office Square	Myra R. Drucker
Boston, MA 02109	Paul L. Joskow	Beth S. Mazor
	Kenneth R. Leibler	Vice President
Investment Sub-Manager	Robert E. Patterson
Putnam Investments Limited	George Putnam, III	James P. Pappas
57–59 St James’s Street	Robert L. Reynolds	Vice President
London, England SW1A 1LD	W. Thomas Stephens
	Richard B. Worley	Francis J. McNamara, III
Investment Sub-Advisor		Vice President and
The Putnam Advisory	Officers	Chief Legal Officer
Company, LLC	Robert L. Reynolds
One Post Office Square	President	Robert R. Leveille
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	Chief Compliance Officer
Marketing Services	Executive Vice President,
Putnam Retail Management	Principal Executive	Mark C. Trenchard
One Post Office Square	Officer, Treasurer and	Vice President and
Boston, MA 02109	Compliance Liaison	BSA Compliance Officer

Custodian	Steven D. Krichmar	Judith Cohen
State Street Bank	Vice President and	Vice President, Clerk and
and Trust Company	Principal Financial Officer	Assistant Treasurer

Legal Counsel	Janet C. Smith	Michael Higgins
Ropes & Gray LLP	Vice President, Principal	Vice President, Senior Associate
	Accounting Officer and	Treasurer, Assistant Clerk
Trustees	Assistant Treasurer
John A. Hill, Chairman		Nancy E. Florek
Jameson A. Baxter,		Vice President, Assistant Clerk,
Vice Chairman		Assistant Treasurer and
Ravi Akhoury		Proxy Manager

This report is for the information of shareholders of Putnam Income Strategies Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA103 263523 10/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: October 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 29, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2011

Date of reporting period: March 1, 2010 — August 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PFLRX

Putnam Floating Rate Income Fund

Semiannual report 8|31|10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Floating Rate
Income Fund

Semiannual report
8 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Message from the Trustees

Dear Fellow Shareholder:

More than two years have passed since the global financial crisis reached its peak in September 2008. Although conditions have improved since then, investors find themselves in uncertain territory again today. And while the economic recovery has been painfully slow, corporate America is showing signs of health. Companies have posted impressive earnings results this year and have taken advantage of low interest rates to gain more financial flexibility going forward.

We believe Putnam’s risk-focused, active-management approach is well-suited for pursuing opportunities for shareholders in today’s volatile investment environment. Compared with 2009’s bull market, times like these require a greater degree of investment analysis and security-selection skill.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A disciplined approach to seeking high current income and capital growth

Putnam Floating Rate Income Fund invests mainly in floating-rate bank loans, which are loans issued by banks to corporations. Interest rates on these loans adjust to reflect changes in short-term rates — when rates rise, floating-rate loans pay a higher yield. Also, they are generally senior — or paid first in the event of bankruptcy — in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

With these features, floating-rate loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds. When interest rates increase, floating-rate loans pay more income, which makes them more attractive to investors. For that reason, the prices of loans, unlike bonds, can be stable or can increase when rates rise. Economic growth also supports the revenues of companies that finance themselves with loans.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. Having said that, the “senior-secured” status of the loans means that loan lenders are generally paid before any unsecured debt holders in the event of a liquidation of the company’s assets due to bankruptcy.

Consider these risks before investing: Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. To the extent the fund holds floating-rate loans, interest-rate risk may be reduced but will not be eliminated. While floating-rate loans are normally secured by specific collateral or assets of the issuer (so that holders of the loan, such as the fund, will have a priority claim on those assets in the event of default or bankruptcy of the issuer), the value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

Background on bank loans

Bank loans may be a less familiar asset class to many investors, but over many years, the market has grown to be a significant component of the fixed-income credit markets. By the year 2000, the floating-rate loan market had grown larger than the market for corporate high-yield bonds. Since the credit and financial crisis of 2008, these markets have changed again, as many corporations have moved to refinance their bank loans by issuing high-yield debt, in order to gain greater financial flexibility.

While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also allows a greater number and variety of companies to obtain financing through bank loans, increasing the diversifi cation opportunities for funds that invest in bank loans.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, this fund had expense limitations, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The fund’s primary benchmark, the Barclays Capital U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

4

Interview with your fund’s portfolio manager

Paul Scanlon

How did the fund perform over the past six months?

For the semiannual period ended August 31, 2010, Putnam Floating Rate Income Fund’s class A shares returned 2.33% at net asset value. The fund’s primary benchmark, the Barclays Capital U.S. High Yield Loan Index, returned 2.22%, while the average fund in the Lipper Loan Participation Funds category added 2.62%.

Although there has been increasing concern recently about the macroeconomic picture in the United States, the past 12 to 18 months have been positive for many companies. Productivity is high across a range of industries, and corporations today are sitting on record amounts of cash. Although choppy consumer spending and persistently high unemployment remain areas of concern, we believe businesses in general are in better financial condition now than they were a year ago, which has acted as a tail wind for the bank loan market. With interest rates at historic lows, companies have been able to refinance their existing debt by issuing bonds to take out their bank debt and push out their maturity schedules, and eliminate loan covenants.

Given the more muted performance of the fund and the benchmark recently, is it fair to say the bank loan market has cooled off?

I think that is accurate, but that’s not to say the fundamentals are less attractive today. In early 2009, at the height of the subprime credit crisis, amid the forced selling of many hedge funds and institutional investors, loan prices became dislocated and dropped precipitously, attracting new buyers, including high-yield bond mutual funds. Around the same time, concerns remained that defaults would reach historical highs and the trajectory of the economy was unclear. As

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

5

the period progressed, however, economic and corporate fundamentals started to improve. Then, a window opened for companies to either issue bonds to take out bank debt or amend existing loans, both of which served to give companies longer runways. This refinancing or amending of bank loans proved positive for investors who had been able to scoop up loans at very depressed prices during the economic and market turmoil of 2008 and 2009. The extraordinary rally we had just capped off in our last report to shareholders reflected just how undervalued the loan market had become. Going forward, I believe that individual security selection and research-driven active management will be much more important to performance.

How was the fund positioned during the period?

Our focus continues to be on diversification and mining the upper- and middle-quality segments of the floating-rate bank loan market. Part of this approach involves investing in companies that offer good asset protection, because we believe such companies offer better downside protection. These firms typically have higher recovery values than other companies in the event of default.

Speaking of industries, which ones had the biggest impact on performance?

Health care, gaming and lottery, and chemicals were among the best-performing sectors for the fund. Within chemicals the best performer was Lyondell Chemical Co., a multinational petrochemical company. Lyondell reported recent earnings results that came in well ahead of most estimates after successfully taking advantage of strong demand and unusually light supply in a number of key markets. Cash flows were particularly strong, aided by very good working capital performance. As for health care, the fund maintained its overweight position in the sector, which offered higher credit quality and attractive valuations. We were also overweight in consumer-related sectors during the period. One such sector

Credit qualities are shown as a percentage of net assets as of 8/31/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

6

was gaming and lottery, which helped performance as industries with a cyclical tilt posted solid performance.

In fact, the biggest detractors were cyclical sectors to which the fund had limited exposure, including broadcasting and retail. Broadcasting companies, particularly Clear Channel Communications, generate a significant portion of their revenue through advertising, and are therefore dependent on improving business fundamentals. Retail firms, meanwhile, are dependent on consumer spending to drive revenue, and given how choppy spending had been — both by businesses and consumers — the fund had limited exposure to the two sectors. Recently, however, we’ve been increasing our weightings, as we believe the fundamentals of these sectors have been improving.

What’s your outlook for the fund and the bank loan market?

As I’ve mentioned before, we analyze three characteristics to form our outlook — valuations, fundamentals, and technicals — and all three currently are positive. In terms of valuation, even after its strong rally, we believe that the floating-rate bank loan asset class remains attractively valued relative to historical averages. Looking at fundamentals, it appears the economy has stabilized and default rates may decline meaningfully over the coming months, helping companies’ business prospects improve. Corporate earnings increased after substantial cost cuts by many firms during the worst months of the recession, and it now appears that earnings have also started to benefit from rising top-line sales growth.

In terms of the fund, we will continue to emphasize bank loans with higher credit

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/10. Short-term holdings are excluded. Holdings will vary over time.

7

quality, strong collateral valuation, and access to liquidity, and we will seek to maintain a broadly diversified portfolio. We may take advantage of improved capital market access and healthier valuations in certain names, but as we have said in previous reports, we believe that a measured higher-quality bias, combined with prudent security selection, is the best way to maintain steady, competitive performance within a variety of economic conditions.

Thank you again, Paul, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul Scanlon is Team Leader of U.S. High Yield at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul Scanlon, your fund’s portfolio managers are Norman Boucher and Robert Salvin.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

All data reflect new calculation methodology in effect within the past six months.

8

IN THE NEWS

The Federal Reserve maintains that it still has arrows left in its policy quiver. Despite having completed a massive Treasury bond and mortgage-backed security (MBS) buying spree and keeping short-term interest rates near zero for a record 20-plus months, the Fed indicated at its August 10 meeting that it would consider taking additional action if the economic outlook weakened further. Meeting minutes reveal that possible moves could include buying longer-dated securities or reinstating a version of the mortgage-purchase program that ended in March. The Fed has been reinvesting proceeds from its maturing mortgage securities in U.S. Treasuries, but noted that “reinvesting in MBS might become desirable if conditions were to change,” according to the minutes.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	17.80%	16.53%	13.70%	13.70%	12.48%	12.48%	16.80%	15.80%	16.04%	19.34%
Annual average	2.73	2.55	2.14	2.14	1.95	1.95	2.59	2.44	2.48	2.95

5 years	13.25	12.11	10.08	10.08	9.21	9.21	12.51	11.61	11.81	14.73
Annual average	2.52	2.31	1.94	1.94	1.78	1.78	2.39	2.22	2.26	2.79

3 years	5.28	4.20	3.62	3.62	3.10	3.10	4.97	4.13	4.63	6.21
Annual average	1.73	1.38	1.19	1.19	1.02	1.02	1.63	1.36	1.52	2.03

1 year	9.20	8.17	8.81	7.81	8.54	7.54	9.22	8.43	9.07	9.61

6 months	2.33	1.29	2.26	1.26	2.10	1.10	2.29	1.47	2.20	2.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 1.00% and 0.75% load, respectively. Effective April 5, 2010, the sales charges for class A and M shares were lowered from 3.25% and 2.00%, respectively. Investors who purchased prior to this date received a lower return. Also on April 5, 2010, the deferred sales charge for class B shares was lowered to 1% (which would be the maximum deferred sales charge) if redeemed within the first year after purchase and 0.50% if redeemed in the second year after purchase, and is eliminated thereafter. Investors who sold B shares prior to this date were subject to the higher deferred sales charge of 3% in the first year, declining to 1% in the fourth year, and was eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

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Comparative index returns For periods ended 8/31/10

			Lipper Loan
	Barclays Capital U.S.	S&P/LSTA Leveraged	Participation Funds
	High Yield Loan Index*	Loan Index (LLI)†	category average‡

Life of fund	—	32.07%	21.94%
Annual average	—	4.68	3.31

5 years	—	25.26	15.47
Annual average	—	4.61	2.91

3 years	15.63%	15.21	7.33
Annual average	4.96	4.83	2.38

1 year	12.07	12.75	10.82

6 months	2.22	2.88	2.62

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s primary benchmark, the Barclays Capital U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

† These returns are from 7/31/04 to 8/31/10 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

‡ Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 8/31/10, there were 105, 94, 69, 43, and 34 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.189493		$0.173163	$0.157262	$0.185410		$0.178744	$0.200343

Capital gains	—		—	—	—		—	—

Total	$0.189493		$0.173163	$0.157262	$0.185410		$0.178744	$0.200343

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/10	$8.63	$8.72*	$8.62	$8.62	$8.63	$8.70*	$8.63	$8.63

8/31/10	8.64	8.73	8.64	8.64	8.64	8.71	8.64	8.65

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	4.34%	4.30%	4.15%	3.63%	4.29%	4.26%	4.10%	4.58%

Current 30-day SEC yield [2]	N/A	4.74	4.59	4.04	N/A	4.70	4.54	5.04

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Prices reflect current maximum sales charge effective 4/5/10.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	19.26%	17.97%	15.09%	15.09%	13.79%	13.79%	18.24%	17.23%	17.45%	20.83%
Annual average	2.90	2.72	2.31	2.31	2.12	2.12	2.76	2.62	2.65	3.12

5 years	14.32	13.21	11.03	11.03	10.27	10.27	13.46	12.59	12.85	15.86
Annual average	2.71	2.51	2.11	2.11	1.97	1.97	2.56	2.40	2.45	2.99

3 years	4.70	3.67	2.95	2.95	2.38	2.38	4.26	3.47	3.90	5.55
Annual average	1.54	1.21	0.97	0.97	0.79	0.79	1.40	1.14	1.28	1.82

1 year	8.27	7.14	7.78	6.78	7.46	6.46	8.15	7.39	7.98	8.54

6 months	1.71	0.69	1.55	0.55	1.33	0.34	1.68	0.88	1.56	1.86

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 2/28/10*	1.09%	1.29%	1.84%	1.14%	1.34%	0.84%

Annualized expense ratio for the six-month period
ended 8/31/10†	1.05%	1.32%	1.80%	1.10%	1.12%	0.80%

* Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

† Reflects a blended 12b-1 fee for class B and class M shares resulting from changes effective 4/5/10 (see Note 2 to the Financial Statements).

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Floating Rate Income Fund from March 1, 2010, to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.35	$6.73	$9.17	$5.71	$6.63	$4.09

Ending value (after expenses)	$1,023.30	$1,022.60	$1,021.00	$1,022.90	$1,022.00	$1,025.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2010, use the following calculation method. To find the value of your investment on March 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.35	$6.72	$9.15	$5.70	$6.61	$4.08

Ending value (after expenses)	$1,019.91	$1,018.55	$1,016.13	$1,019.56	$1,018.65	$1,021.17

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 1%  maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital U.S. High Yield Loan Index is an unmanaged index of U.S.-dollar denominated syndicated term loans.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10,

15

2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 33rd percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 47th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 13th  percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

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In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding

17

the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Loan Participation Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	47th

Three-year period	54th

Five-year period	68th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 91, 57 and 36 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2010, Putnam employees had approximately $298,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

19

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 8/31/10 (Unaudited)

SENIOR LOANS (85.9%)* [c]	Principal amount	Value

Automotive (3.8%)
Allison Transmission, Inc. bank term loan FRN Ser. B, 3.04s, 2014	$3,646,998	$3,360,450

Dana Corp. bank term loan FRN 4.834s, 2015	3,026,567	2,969,819

Federal Mogul Corp. bank term loan FRN Ser. B, 2.233s, 2014	2,330,284	2,028,179

Federal Mogul Corp. bank term loan FRN Ser. C, 2.211s, 2015	1,188,920	1,034,785

Ford Motor Co. bank term loan FRN Ser. B, 3.03s, 2013	1,839,976	1,769,944

United Components, Inc. bank term loan FRN Ser. D, 2.374s, 2012	382,980	363,831

Visteon Corp. bank term loan FRN Ser. B, 5 1/4s, 2013	1,480,851	1,588,213

Visteon Corp. bank term loan FRN Ser. B1, 5 1/4s, 2013	1,019,149	1,093,037

		14,208,258
Basic materials (8.1%)
CF Industries, Inc. bank term loan FRN Ser. B1, 4 1/2s, 2015	182,188	183,072

Chemtura Corp. bank term loan FRN Ser. B, 5 1/2s, 2016	2,000,000	2,008,334

Chemtura Corp. bank term loan FRN Ser. B, 6s, 2011	1,000,000	997,500

Fairmount Minerals, Ltd. bank term loan FRN Ser. B, 6 3/4s, 2016	3,000,000	3,001,251

Gentek Holding, LLC bank term loan FRN Ser. B, 7s, 2014	1,810,385	1,810,385

Hexion Specialty Chemicals BV bank term loan FRN Ser. C2, 2.813s,
2013 (Netherlands)	176,168	167,726

Hexion Specialty Chemicals BV bank term loan FRN Ser. C2, 4.313s,
2013 (Netherlands)	293,926	280,405

Hexion Specialty Chemicals, Inc. bank term loan FRN Ser. C1,
2.813s, 2013	396,740	377,730

Hexion Specialty Chemicals, Inc. bank term loan FRN Ser. C1,
4.313s, 2013	697,494	665,410

Hexion Specialty Chemicals, Inc. bank term loan FRN Ser. C4,
2.687s, 2013	789,426	757,356

Ineos Holdings, Ltd. bank term loan FRN Ser. B2, 7.501s, 2013
(United Kingdom)	1,397,000	1,383,030

Ineos Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s, 2014
(United Kingdom)	1,397,000	1,383,030

Johnsondiversey, Inc. bank term loan FRN Ser. B, 5 1/2s, 2015	2,985,000	2,992,463

Lyondell Chemical Co. bank term loan FRN 5 1/2s, 2016	500,000	503,472

Momentive Performance Materials, Inc. bank term loan FRN
2 5/8s, 2013	2,977,450	2,798,803

Nalco Co. bank term loan FRN 6 1/2s, 2016	985,025	988,308

Rockwood Specialties Group, Inc. bank term loan FRN Ser. H,
6s, 2014	1,701,943	1,694,851

Smurfit-Stone Container Enterprises, Inc. bank term loan FRN
6 3/4s, 2016	2,390,000	2,396,828

Solutia, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	2,992,500	2,990,163

Styron Corp. bank term loan FRN Ser. B, 7 1/2s, 2016	3,000,000	3,023,439

		30,403,556
Broadcasting (2.7%)
Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.966s, 2016	4,647,560	3,696,748

Cumulus Media, Inc. bank term loan FRN Ser. B, 4.012s, 2014	554,660	499,194

Gray Television, Inc. bank term loan FRN Ser. B, 3.8s, 2014	1,985,213	1,872,304

21

SENIOR LOANS (85.9%)* [c] cont.	Principal amount	Value

Broadcasting cont.
Sinclair Television Group, Inc. bank term loan FRN Ser. B,
5 1/2s, 2015	$818,182	$818,863

Univision Communications, Inc. bank term loan FRN Ser. B,
2.566s, 2014	3,554,577	3,054,270

		9,941,379
Capital goods (6.0%)
Exopack Holding Corp. bank term loan FRN 4 3/4s, 2014	885,000	879,469

Graham Packaging Co., LP bank term loan FRN Ser. C, 6 3/4s, 2014	3,989,899	4,011,273

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
0.433s, 2014	104,673	83,390

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
Ser. B, 2.374s, 2014	1,757,608	1,400,229

Manitowoc Co., Inc. (The) bank term loan FRN Ser. B, 8s, 2014	2,963,993	2,959,037

Oshkosh Corp. bank term loan FRN Ser. B, 6.534s, 2013	1,810,148	1,820,048

Reynolds & Reynolds Co. (The) bank term loan FRN 5 1/4s, 2017	2,760,989	2,731,054

Sequa Corp. bank term loan FRN 3.79s, 2014	2,588,548	2,381,464

TASC, Inc. bank term loan FRN Ser. A, 5 1/2s, 2014	285,000	285,237

TASC, Inc. bank term loan FRN Ser. B, 5 3/4s, 2014	696,500	698,241

Tenneco, Inc. bank term loan FRN Ser. B, 5.071s, 2016	2,000,000	1,985,000

Terex Corp. bank term loan FRN 4.283s, 2013	1,994,962	1,960,050

Terex Corp. bank term loan FRN Ser. D, 4.283s, 2013	1,396,364	1,370,182

		22,564,674
Commercial and consumer services (2.4%)
Orbitz Worldwide, Inc. bank term loan FRN Ser. B, 3.417s, 2014	1,614,324	1,507,375

Sabre, Inc. bank term loan FRN 2.373s, 2014	3,192,122	2,868,555

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.867s, 2014	2,745,394	2,523,361

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2.82s, 2014	273,608	251,480

Travelport, LLC bank term loan FRN Ser. B, 2.816s, 2013	1,770,784	1,672,107

Travelport, LLC bank term loan FRN 3.033s, 2013	344,012	324,842

		9,147,720
Communication services (7.3%)
Atlantic Broadband Finance, LLC bank term loan FRN 6 3/4s, 2013	1,896,781	1,864,536

Atlantic Broadband Finance, LLC bank term loan FRN 2.79s, 2011	70,537	69,337

CCO Holdings, LLC/CCO Holdings Capital Corp. bank term loan FRN,
3.038s, 2014	1,000,000	911,500

Cebridge Connections, Inc. bank term loan FRN Ser. B, 2.295s, 2013	2,431,627	2,336,037

Charter Communications, Inc. bank term loan FRN 2.32s, 2014	320,641	303,447

Charter Communications, Inc. bank term loan FRN Ser. C, 3.79s, 2016	2,602,969	2,463,385

Cincinnati Bell, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	1,995,000	1,980,038

Digicel Group, Ltd. bank term loan FRN 3.063s, 2012 (Jamaica)	1,333,400	1,301,732

Integra Telecom Holdings, Inc. bank term loan FRN Ser. B,
9 1/4s, 2015	2,000,000	2,001,000

Intelsat Corp. bank term loan FRN Ser. B2-B, 3.033s, 2011	241,124	227,896

Intelsat Corp. bank term loan FRN Ser. B2-A, 3.033s, 2013	241,199	227,966

Intelsat Corp. bank term loan FRN Ser. B2-C, 3.033s, 2013	241,124	227,896

Intelsat Jackson Holdings SA bank term loan FRN 3.533s,
2014 (Luxembourg)	625,000	582,161

Intelsat Subsidiary Holding Co. SA bank term loan FRN Ser. B, 3.033s,
2013 (Bermuda)	1,587,776	1,514,839

22

SENIOR LOANS (85.9%)* [c] cont.	Principal amount	Value

Communication services cont.
Level 3 Communications, Inc. bank term loan FRN 2.706s, 2014	$1,362,000	$1,220,054

Level 3 Financing, Inc. bank term loan FRN Ser. B, 8.956s, 2014	1,200,000	1,295,250

Mediacom Broadband, LLC bank term loan FRN Ser. F, 4 1/2s, 2017	3,000,000	2,851,875

MetroPCS Wireless, Inc. bank term loan FRN 2.584s, 2013	1,408,653	1,368,742

Skype Technologies SA bank term loan FRN Ser. B, 7s,
2015 (Luxembourg)	1,975,000	1,974,176

West Corp. bank term loan FRN Ser. B2, 2.659s, 2013	2,805,974	2,681,708

		27,403,575
Consumer (1.4%)
Jarden Corp. bank term loan FRN Ser. B1, 2.283s, 2012	1,445,320	1,433,865

Jarden Corp. bank term loan FRN Ser. B2, 2.283s, 2012	625,012	618,131

Reynolds Consumer Products, Inc. bank term loan FRN Ser. B,
6 1/4s, 2015	1,947,750	1,937,524

Yankee Candle Co., Inc. bank term loan FRN 2.32s, 2014	1,502,712	1,428,771

		5,418,291
Consumer cyclicals (0.8%)
Aramark Corp. bank term loan FRN Ser. B2, 3.783s, 2016	1,726,477	1,673,604

Aramark Corp. bank term loan FRN Ser. C, 0.198s, 2016	113,542	110,065

Hanesbrands, Inc. bank term loan FRN 5 1/4s, 2015	1,280,537	1,289,540

		3,073,209
Consumer staples (6.0%)
Claire’s Stores, Inc. bank term loan FRN 3.088s, 2014	2,561,304	2,189,900

Dave & Buster’s, Inc. bank term loan FRN Ser. B, 6s, 2016	1,496,250	1,473,806

Dean Foods Co. bank term loan FRN Ser. B, 1.915s, 2014	1,485,295	1,408,014

Dole Food Co., Inc. bank term loan FRN Ser. B, 5.041s, 2017	844,941	846,450

Dole Food Co., Inc. bank term loan FRN Ser. C, 5.021s, 2017	2,098,623	2,102,371

Dyncorp International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016	1,000,000	992,250

Hertz Corp. (The) bank term loan FRN Ser. B, 2.034s, 2012	833,283	811,305

Hertz Corp. (The) bank term loan FRN Ser. C, 0.339s, 2012	154,108	150,043

Prestige Brands, Inc. bank term loan FRN 4 3/4s, 2015	1,995,000	1,982,531

Revlon Consumer Products bank term loan FRN 6s, 2015	2,129,663	2,107,224

Rite-Aid Corp. bank term loan FRN 6s, 2014	986,467	952,927

Rite-Aid Corp. bank term loan FRN Ser. B, 2.046s, 2014	1,523,537	1,358,722

Spectrum Brands, Inc. bank term loan FRN 8s, 2016	2,000,000	2,020,834

SUPERVALU, Inc. bank term loan FRN Ser. B, 1.566s, 2012	754,407	724,891

SUPERVALU, Inc. bank term loan FRN Ser. B2, 3.066s, 2015	1,336,600	1,286,755

Wendy’s/Arby’s Resturants, LLC bank term loan FRN 5s, 2017	2,000,000	1,998,500

		22,406,523
Energy (3.3%)
Aquilex Holdings, LLC/Aquilex Finance Corp. bank term loan FRN
5 1/2s, 2016	997,500	993,343

Atlas Pipeline Partners LP bank term loan FRN Ser. B, 7 3/4s, 2014	1,193,034	1,186,552

Dresser, Inc. bank term loan FRN 2.612s, 2014	1,983,842	1,877,706

EPCO Holdings, Inc. bank term loan FRN Ser. A, 1.265s, 2012	2,325,000	2,162,250

Helix Energy Solutions Group, Inc. bank term loan FRN Ser. B,
2.546s, 2013	364,385	341,429

Hercules Offshore, Inc. bank term loan FRN Ser. B, 6s, 2013	1,342,234	1,182,844

MEG Energy Corp. bank term loan FRN 6s, 2016 (Canada)	3,115,107	3,107,320

23

SENIOR LOANS (85.9%)* [c] cont.	Principal amount	Value

Energy cont.
Targa Resources, Inc. bank term loan FRN 5 3/4s, 2016	$597,276	$594,887

Venoco, Inc. bank term loan FRN 4.313s, 2014	1,000,000	922,188

		12,368,519
Entertainment (2.4%)
AMC Entertainment, Inc. bank term loan FRN 1.764s, 2013	1,240,944	1,204,159

Cedar Fair LP bank term loan FRN Ser. B, 5 1/2s, 2016	925,000	928,324

Cinemark USA, Inc. bank term loan FRN 3.551s, 2013	1,089,126	1,059,175

Six Flags Theme Parks bank term loan FRN 9 1/4s, 2016	1,250,000	1,276,563

Six Flags Theme Parks bank term loan FRN Ser. B, 6s, 2016	1,460,974	1,458,692

Universal City Development Partners, Ltd. bank term loan FRN
Ser. B, 5 1/2s, 2014	3,242,250	3,245,599

		9,172,512
Financials (3.5%)
AGFS Funding Co. bank term loan FRN 7 1/4s, 2015	3,040,000	3,003,900

Capital Automotive LP bank term loan FRN Ser. C, 2.85s, 2012	1,317,462	1,249,942

CB Richard Ellis Services, Inc. bank term loan FRN Ser. B,
5 1/2s, 2013	1,036,198	1,035,875

CIT Group, Inc. bank term loan FRN 6 1/4s, 2015	1,400,000	1,395,436

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	652,073	639,846

Interactive Data Corp. bank term loan FRN Ser. B, 6 3/4s, 2016	2,285,000	2,298,328

Nuveen Investments, Inc. bank term loan FRN Ser. B, 3.511s, 2014	2,215,680	1,956,031

Ocwen Financial Corp. bank term loan FRN 9s, 2015	1,500,000	1,500,000

		13,079,358
Gaming and lottery (4.4%)
Ameristar Casions, Inc. bank term loan FRN Ser. B, 3.516s, 2012	1,994,778	1,979,402

CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s, 2012	2,663,632	2,636,165

Chester Down & Marina, LLC bank term loan FRN 12 3/8s, 2016	943,750	948,469

Golden Nugget, Inc. bank term loan FRN 3.303s, 2014 ‡‡	531,820	429,113

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.32s, 2014 ‡‡	934,299	753,862

Green Valley Ranch Gaming, LLC. bank term loan FRN Ser. B,
4 1/4s, 2014 (In default) †	1,694,834	1,260,769

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B, 9 1/2s, 2016	233,825	238,632

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B1, 3.498s, 2015	815,003	697,439

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2, 3.498s, 2015	1,000,000	857,045

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B3, 3.498s, 2015	1,424,932	1,217,524

Isle of Capri Casinos, Inc. bank term loan FRN 5s, 2013	1,641,511	1,560,120

Isle of Capri Casinos, Inc. bank term loan FRN Ser. A, 5s, 2013	508,450	483,240

Isle of Capri Casinos, Inc. bank term loan FRN Ser. B, 5s, 2013	656,604	624,048

MGM Mirage bank term loan FRN Ser. E, 3.35s, 2014	1,000,000	850,139

Penn National Gaming, Inc. bank term loan FRN Ser. B, 2.069s, 2012	2,066,096	2,015,208

		16,551,175
Health care (8.5%)
Ardent Health Systems bank term loan FRN Ser. B, 6 1/2s, 2015	2,693,250	2,624,235

Biomet, Inc. bank term loan FRN Ser. B, 3.499s, 2015	2,881,203	2,783,308

Community Health Systems, Inc. bank term loan FRN Ser. B,
2.788s, 2014	3,837,181	3,617,832

Community Health Systems, Inc. bank term loan FRN Ser. DD,
2.788s, 2014	181,997	171,594

DaVita, Inc. bank term loan FRN Ser. B1, 1.81s, 2012	2,000,000	1,969,156

24

SENIOR LOANS (85.9%)* [c] cont.	Principal amount	Value

Health care cont.
HCA, Inc. bank term loan FRN Ser. B, 2.783s, 2013	$2,672,010	$2,571,796

Health Management Associates, Inc. bank term loan FRN
2.283s, 2014	997,252	932,657

HealthSouth Corp. bank term loan FRN 4.29s, 2014	813,108	810,694

HealthSouth Corp. bank term loan FRN Ser. B, 2.79s, 2013	987,929	979,285

IASIS Healthcare Corp. bank term loan FRN Ser. DD, 2.316s, 2014	358,539	338,820

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
7.62s, 2014	97,562	92,196

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
5.725s, 2014 ‡‡	521,298	495,233

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN Ser. B,
2.316s, 2014	1,035,941	978,964

IMS Health, Inc. bank term loan FRN Ser. B, 5 1/4s, 2016	2,970,720	2,976,290

Psychiatric Solutions, Inc. bank term loan FRN Ser. B, 2.18s, 2012	1,785,334	1,768,597

Select Medical Corp. bank term loan FRN Ser. B, 2.339s, 2012	1,687,317	1,639,861

United Surgical Partners International, Inc. bank term loan FRN
2.411s, 2014	1,076,519	1,003,854

Universal Health Services, Inc. bank term loan FRN, 5 1/2s, 2016	3,000,000	2,992,932

Vanguard Health Systems, Inc. bank term loan FRN 5s, 2016	2,992,500	2,957,308

		31,704,612
Homebuilding (0.8%)
Realogy Corp. bank term loan FRN 0.109s, 2013	515,366	444,687

Realogy Corp. bank term loan FRN Ser. B, 3.295s, 2013	3,006,369	2,594,066

		3,038,753
Household furniture and appliances (0.4%)
National Bedding Co. bank term loan FRN 2 3/8s, 2011	1,711,052	1,637,263

		1,637,263
Media (2.3%)
Affinion Group, Inc. bank term loan FRN 5s, 2016	2,992,500	2,878,411

Nielsen Finance LLC bank term loan FRN Ser. A, 2.295s, 2013	858,867	820,218

Nielsen Finance LLC/Nielsen Finance Co. bank term loan FRN
Ser. B, 4.045s, 2016	2,420,496	2,338,804

QVC, Inc. bank term loan FRN 5.762s, 2014	499,631	498,756

TWCC Holdings Corp. bank term loan FRN Ser. B, 5s, 2015	1,968,594	1,966,133

		8,502,322
Medical services (0.9%)
Multiplan, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	3,000,000	2,979,642

Sun Healthcare Group, Inc. bank term loan FRN 0.433s, 2014	171,683	166,361

Sun Healthcare Group, Inc. bank term loan FRN Ser. B, 3.645s, 2014	324,176	314,126

		3,460,129
Medical technology (1.1%)
Alliance Healthcare Services, Inc. bank term loan FRN 5 1/2s, 2016	1,990,000	1,954,345

Warner Chilcott Corp. bank term loan FRN Ser. B1, 6 1/4s, 2015	355,243	354,723

Warner Chilcott Corp. bank term loan FRN Ser. B3, 6 1/4s, 2015	276,375	276,030

Warner Chilcott, Co. LLC bank term loan FRN Ser. B2, 6 1/4s,
2015 (Puerto Rico)	591,544	590,679

Warner Chilcott Co. LLC bank term loan FRN Ser. A, 6s, 2014	753,931	752,731

		3,928,508
Pharmaceuticals (0.5%)
Mylan, Inc./PA bank term loan FRN Ser. B, 3.754s, 2014	1,747,097	1,737,051

		1,737,051

25

SENIOR LOANS (85.9%)* [c] cont.	Principal amount	Value

Publishing (3.6%)
Cenveo, Inc. bank term loan FRN Ser. C, 5.039s, 2013	$1,008,934	$986,233

Cenveo, Inc. bank term loan FRN Ser. DD, 5.039s, 2013	37,231	36,393

Dex Media West, LLC bank term loan FRN Ser. A, 7s, 2014	1,005,695	870,136

GateHouse Media, Inc. bank term loan FRN Ser B, 2.52s, 2014	174,632	67,277

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.33s, 2014	2,688,898	1,035,898

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.275s, 2014	1,003,320	386,529

Quad/Graphics, Inc. bank term loan FRN 5 1/2s, 2016	1,500,000	1,431,000

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	162,629	143,114

Supermedia, Inc. bank term loan FRN 11s, 2015	2,671,169	2,124,693

Thomas Learning bank term loan FRN Ser. B, 3.03s, 2014	4,114,484	3,642,252

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	4,264,063	2,689,404

		13,412,929
Retail (4.9%)
Auto Trader.com bank term loan FRN Ser. B, 6s, 2016	2,250,000	2,251,406

Bass Pro Group, LLC bank term loan FRN Ser. B, 5.056s, 2015	1,715,700	1,715,142

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 2.6s, 2013	2,925,489	2,771,169

Dollar General Corp. bank term loan FRN Ser. B1, 3.138s, 2014	2,475,717	2,407,623

Michaels Stores, Inc. bank term loan FRN Ser. B, 2.702s, 2013	3,268,057	3,082,412

Neiman Marcus Group, Inc. (The) bank term loan FRN Ser. B,
2.456s, 2013	3,131,754	2,968,546

Toys R Us, Inc. bank term loan FRN Ser. B, 6s, 2016	3,000,000	2,992,482

		18,188,780
Technology (6.1%)
Ceridian Corp. bank term loan FRN 3.325s, 2014	1,486,919	1,323,029

Compucom Systems, Inc. bank term loan FRN 3.82s, 2014	531,038	507,142

Fidelity National Information Services, Inc. bank term loan FRN
Ser. B, 5 1/4s, 2016	2,000,000	2,009,642

First Data Corp. bank term loan FRN Ser. B1, 3.017s, 2014	2,782,886	2,375,541

First Data Corp. bank term loan FRN Ser. B3, 3.017s, 2014	1,730,106	1,475,564

Freescale Semiconductor, Inc. bank term loan FRN 4.562s, 2016	3,943,000	3,525,905

Intersil Corp. bank term loan FRN 4.748s, 2016	2,000,000	2,000,000

MSCI, Inc. bank term loan FRN 4 3/4s, 2016	2,000,000	2,005,834

SAVVIS, Inc. bank term loan FRN Ser. B, 6.755s, 2016	2,500,000	2,469,375

SunGard Data Systems, Inc. bank term loan FRN 2.043s, 2014	169,721	161,616

SunGard Data Systems, Inc. bank term loan FRN Ser. B, 4.003s, 2016	3,518,851	3,426,971

Telecordia Technologies, Inc. bank term loan FRN 6 3/4s, 2016	1,620,938	1,619,587

		22,900,206
Textiles (0.9%)
Levi Strauss & Co. bank term loan FRN 2.512s, 2014	1,400,000	1,276,334

Phillips-Van Heusen Corp. bank term loan FRN Ser. B, 4 3/4s, 2016	1,892,619	1,903,083

		3,179,417
Transportation (0.8%)
Swift Transportation Co., Inc. bank term loan FRN 6.563s, 2014	3,152,603	3,050,144

		3,050,144
Utilities and power (3.0%)
Calpine Corp. bank term loan FRN Ser. B, 3.415s, 2014	2,239,152	2,136,836

Mirant North America, LLC bank term loan FRN 2.066s, 2013	1,680,602	1,660,855

26

SENIOR LOANS (85.9%)* [c] cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. bank term loan FRN 3.783s, 2015	$1,172,615	$1,144,215

NRG Energy, Inc. bank term loan FRN 2.033s, 2013	372,961	364,476

NRG Energy, Inc. bank term loan FRN 1.933s, 2013	449	438

NRG Energy, Inc. bank term loan FRN Ser. B, 3.783s, 2015	1,402,540	1,378,861

Reliant Energy, Inc. bank term loan FRN 0.312s, 2014	1,000,000	980,500

TXU Energy Corp. bank term loan FRN Ser. B2, 3.975s, 2014	2,870,372	2,174,665

TXU Energy Corp. bank term loan FRN Ser. B3, 3.796s, 2014	1,987,258	1,497,896

		11,338,742
Total senior loans (cost $323,947,115)		$321,817,605

CORPORATE BONDS AND NOTES (11.8%)*	Principal amount	Value

Basic materials (1.8%)
Builders FirstSource, Inc. 144A company guaranty sr. notes FRN
13s, 2016	$400,000	$386,000

FMG Finance Pty Ltd. 144A sr. notes FRN 4.538s, 2011 (Australia)	1,000,000	1,001,250

Lyondell Chemical Co. sr. notes 11s, 2018	996,963	1,082,951

Sappi Papier Holding AG 144A company guaranty 6 3/4s,
2012 (Austria)	1,500,000	1,507,500

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
7 3/8s, 2012	1,000,000	1,062,500

Teck Resources, Limited. sr. notes 9 3/4s, 2014 (Canada)	1,000,000	1,238,964

Verso Paper Holdings, LLC/Verso Paper, Inc. sr. notes 11 1/2s, 2014	499,000	526,445

		6,805,610
Capital goods (1.2%)
Berry Plastics Corp. company guaranty sr. notes FRN 5.276s, 2015	3,000,000	2,805,000

General Cable Corp. company guaranty sr. unsec. unsub. notes FRN
2.908s, 2015	740,000	675,250

Ryerson Tull, Inc. company guaranty sr. notes FRN 7.841s, 2014	1,000,000	927,500

		4,407,750
Communication services (1.5%)
iPCS, Inc. company guaranty sr. notes FRN 2.591s, 2013	1,440,000	1,346,400

Level 3 Financing, Inc. 144A company guaranty FRN 4.344s, 2015	1,000,000	747,500

Nextel Communications, Inc. sr. notes Ser. E, 6 7/8s, 2013	1,000,000	992,500

Qwest Corp. sr. notes FRN 3.787s, 2013	1,250,000	1,281,250

Windstream Corp. company guaranty 8 1/8s, 2013	1,000,000	1,066,250

		5,433,900
Consumer cyclicals (2.6%)
Aramark Corp. company guaranty sr. unsec. notes FRN 3.966s, 2015	500,000	457,500

Echostar DBS Corp. company guaranty 7s, 2013	1,000,000	1,041,250

Federated Retail Holdings, Inc. company guaranty sr. unsec. notes
5.35s, 2012	1,000,000	1,035,000

Ford Motor Credit Co., LLC sr. unsec. FRN 3.277s, 2012	2,200,000	2,156,296

Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011	500,000	532,907

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN Ser. B,
4.121s, 2014	1,045,000	992,750

Harry & David Operations Corp. company guaranty sr. unsec. notes
FRN 5.297s, 2012	500,000	322,500

Host Marriott LP sr. notes 7 1/8s, 2013 R	690,000	700,350

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	147,000	147,000

27

CORPORATE BONDS AND NOTES (11.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Seminole Hard Rock Entertainment, Inc. 144A sr. notes FRN
3.037s, 2014	$1,090,000	$951,025

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. notes 11s, 2013	1,506,666	1,587,649

		9,924,227
Consumer staples (0.2%)
Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
FRN 2.876s, 2014	1,000,000	892,500

		892,500
Energy (1.5%)
Arch Western Finance, LLC company guaranty sr. notes 6 3/4s, 2013	474,000	476,370

Forest Oil Corp. sr. notes 8s, 2011	650,000	680,063

Massey Energy Co. company guaranty sr. unsec. notes 6 7/8s, 2013	1,000,000	1,012,500

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)	1,595,000	1,598,988

SandRidge Energy, Inc. company guaranty sr. unsec. unsub. FRN
4.158s, 2014	1,425,000	1,276,388

Whiting Petroleum Corp. company guaranty 7s, 2014	500,000	517,500

		5,561,809
Financials (0.8%)
American General Finance Corp. sr. unsec. notes FRN Ser. MTN,
0.787s, 2011	1,000,000	909,413

CIT Group, Inc. sr. bond 7s, 2013	1,000,000	991,250

GMAC, LLC company guaranty sr. unsec. unsub. notes FRN
2.738s, 2014	1,000,000	859,727

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN
4.251s, 2014	190,000	161,025

		2,921,415
Health care (1.5%)
DaVita, Inc. company guaranty 6 5/8s, 2013	778,000	781,890

Elan Finance PLC/Elan Finance Corp. company guaranty sr. unsec.
notes FRN 4.376s, 2011 (Ireland)	1,000,000	998,750

Elan Finance PLC/Elan Finance Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2013 (Ireland)	1,000,000	1,007,498

HCA, Inc. sr. sec. notes 9 1/8s, 2014	1,000,000	1,050,000

Tenet Healthcare Corp. sr. unsec. notes 7 3/8s, 2013	1,000,000	1,047,500

US Oncology Holdings, Inc. sr. unsec. notes FRN 6.643s, 2012 ‡‡	771,000	724,740

		5,610,378
Technology (0.4%)
NXP BV/NXP Funding, LLC company guaranty sr. sec. notes FRN
Ser. EXCH, 3.276s, 2013 (Netherlands)	1,500,000	1,402,500

		1,402,500
Utilities and power (0.3%)
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	421,000	428,368

Ipalco Enterprises, Inc. sr. sec. notes 8 5/8s, 2011	705,000	740,250

		1,168,618

Total corporate bonds and notes (cost $44,129,416)		$44,128,707

28

CONVERTIBLE BONDS AND NOTES (0.3%)*	Principal amount	Value

Penn Virginia Corp. cv. sr. unsec. sub. notes 4 1/2s, 2012	$1,000,000	$966,250

Total convertible bonds and notes (cost $959,993)		$966,250

SHORT-TERM INVESTMENTS (5.8%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield of 0.30%,
November 18, 2010 ##	$120,000	$119,965

U.S. Treasury Bills for an effective yield of 0.24%, July 28, 2010 ##	10,000	9,977

Putnam Money Market Liquidity Fund 0.15% [e]	21,675,713	21,675,713

Total short-term investments (cost $21,805,614)		$21,805,655

TOTAL INVESTMENTS

Total investments (cost $390,842,138)		$388,718,217

Key to holding’s abbreviations

FRN	Floating Rate Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2010 through August 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $374,653,757.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $3,000,000 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

29

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/10 (Unaudited)
		Upfront			Fixed payments
		premium		Termi-	received
Swap counterparty/		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	depreciation

JPMorgan Chase Bank, N.A.
DJ LCDX NA Series
14 Version 1 Index	BB–	$105,000	$3,000,000	6/20/15	250 bp	$(40,857)

Total						$(40,857)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible bonds and notes	$—	$966,250	$—

Corporate bonds and notes	—	44,128,707	—

Senior loans	—	321,817,605	—

Short-term investments	21,675,713	129,942	—

Totals by level	$21,675,713	$367,042,504	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Credit default contracts	$—	$(145,857)	$—

Totals by level	$—	$(145,857)	$—

At the start of the reporting period, Level 3 investments in other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

30

Statement of assets and liabilities 8/31/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $369,166,425)	$367,042,504
Affiliated issuers (identified cost $21,675,713) (Note 6)	21,675,713

Cash	153,383

Interest and other receivables	2,142,359

Receivable for shares of the fund sold	954,570

Receivable for investments sold	2,882,734

Total assets	394,851,263

LIABILITIES

Distributions payable to shareholders	534,588

Payable for investments purchased	17,321,199

Payable for shares of the fund repurchased	1,663,284

Payable for compensation of Manager (Note 2)	184,979

Payable for investor servicing fees (Note 2)	43,461

Payable for custodian fees (Note 2)	9,816

Payable for Trustee compensation and expenses (Note 2)	40,168

Payable for administrative services (Note 2)	3,879

Payable for distribution fees (Note 2)	147,942

Premium received on swap contracts (Note 1)	105,000

Unrealized depreciation on swap contracts (Note 1)	40,857

Other accrued expenses	102,333

Total liabilities	20,197,506

Net assets	$374,653,757

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$449,460,375

Distributions in excess of net investment income (Note 1)	(88,709)

Accumulated net realized loss on investments (Note 1)	(72,553,131)

Net unrealized depreciation of investments	(2,164,778)

Total — Representing net assets applicable to capital shares outstanding	$374,653,757

(Continued on next page)

31

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($203,577,074 divided by 23,561,351 shares)	$8.64

Offering price per class A share (100/99.00 of $8.64)*	$8.73

Net asset value and offering price per class B share ($8,662,884 divided by 1,002,611 shares)**	$8.64

Net asset value and offering price per class C share ($66,259,235 divided by 7,673,323 shares)**	$8.64

Net asset value and redemption price per class M share ($3,464,823 divided by 400,986 shares)	$8.64

Offering price per class M share (100/99.25 of $8.64)*	$8.71

Net asset value, offering price and redemption price per class R share
($290,688 divided by 33,652 shares)	$8.64

Net asset value, offering price and redemption price per class Y share
($92,399,053 divided by 10,686,992 shares)	$8.65

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32

Statement of operations Six months ended 8/31/10 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $24,347 from investments in affiliated issuers) (Note 6)	$10,303,604

Total investment income	10,303,604

EXPENSES

Compensation of Manager (Note 2)	1,079,560

Investor servicing fees (Note 2)	265,071

Custodian fees (Note 2)	11,876

Trustee compensation and expenses (Note 2)	13,669

Administrative services (Note 2)	12,507

Distribution fees — Class A (Note 2)	253,267

Distribution fees — Class B (Note 2)	23,628

Distribution fees — Class C (Note 2)	333,486

Distribution fees — Class M (Note 2)	5,268

Distribution fees — Class R (Note 2)	703

Other	117,766

Total expenses	2,116,801

Expense reduction (Note 2)	(839)

Net expenses	2,115,962

Net investment income	8,187,642

Net realized gain on investments (Notes 1 and 3)	1,469,556

Net realized gain on swap contracts (Note 1)	37,010

Net unrealized depreciation of investments, swap contracts
and receivable purchase agreement during the period	(1,795,137)

Net loss on investments	(288,571)

Net increase in net assets resulting from operations	$7,899,071

The accompanying notes are an integral part of these financial statements.

33

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 8/31/10*	Year ended 2/28/10

Operations:
Net investment income	$8,187,642	$12,898,973

Net realized gain (loss) on investments and foreign
currency transactions	1,506,566	(9,557,112)

Net unrealized appreciation (depreciation) of investments	(1,795,137)	78,759,643

Net increase in net assets resulting from operations	7,899,071	82,101,504

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(4,395,679)	(6,738,824)

Class B	(181,946)	(318,741)

Class C	(1,205,337)	(2,008,521)

Class M	(71,047)	(111,381)

Class R	(5,832)	(7,309)

Class Y	(2,167,241)	(3,889,255)

Redemption fees (Note 1)	1,266	11,828

Increase from capital share transactions (Note 4)	35,167,389	60,079,330

Total increase in net assets	35,040,644	129,118,631

NET ASSETS

Beginning of period	339,613,113	210,494,482

End of period (including distributions in excess of net investment
income of $88,709 and $249,269, respectively)	$374,653,757	$339,613,113

* Unaudited

The accompanying notes are an integral part of these financial statements.

34

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35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From			Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees[e]	of period	value (%)[b]	(in thousands)	(%) [c]	(%)	(%)

Class A
August 31, 2010**	$8.63	.19	.01	.20	(.19)	(.19)	—	$8.64	2.33*	$203,577	.53*	2.24*	35.60*
February 28, 2010	6.82	.35	1.81	2.16	(.35)	(.35)	—	8.63	32.11	176,057	1.10 [d]	4.28 [d]	54.09
February 28, 2009	8.90	.44	(2.09)	(1.65)	(.43)	(.43)	—	6.82	(19.09)	115,821	1.06 [d]	5.26 [d]	46.35
February 29, 2008	10.03	.64	(1.12)	(.48)	(.65)	(.65)	—	8.90	(5.04)	231,024	1.04 [d]	6.53 [d]	65.32
February 28, 2007	10.01	.62	— [e]	.62	(.60)	(.60)	—	10.03	6.43	341,400	1.04 [d]	6.20 [d]	89.22
February 28, 2006	10.04	.47	(.05)	.42	(.45)	(.45)	—	10.01	4.32	263,864	1.09 [d]	4.66 [d]	59.85

Class B
August 31, 2010**	$8.62	.18	.01	.19	(.17)	(.17)	—	$8.64	2.26*	$8,663	.67*	2.10*	35.60*
February 28, 2010	6.81	.29	1.82	2.11	(.30)	(.30)	—	8.62	31.37	8,881	1.70 [d]	3.66 [d]	54.09
February 28, 2009	8.89	.39	(2.09)	(1.70)	(.38)	(.38)	—	6.81	(19.62)	8,083	1.66 [d]	4.67 [d]	46.35
February 29, 2008	10.03	.58	(1.12)	(.54)	(.60)	(.60)	—	8.89	(5.71)	16,752	1.64 [d]	5.93 [d]	65.32
February 28, 2007	10.01	.56	— [e]	.56	(.54)	(.54)	—	10.03	5.80	28,576	1.64 [d]	5.57 [d]	89.22
February 28, 2006	10.03	.40	(.03)	.37	(.39)	(.39)	—	10.01	3.81	25,633	1.69 [d]	4.02 [d]	59.85

Class C
August 31, 2010**	$8.62	.16	.02	.18	(.16)	(.16)	—	$8.64	2.10*	$66,259	.91*	1.86*	35.60*
February 28, 2010	6.82	.28	1.81	2.09	(.29)	(.29)	—	8.62	31.02	62,008	1.85 [d]	3.52 [d]	54.09
February 28, 2009	8.89	.37	(2.07)	(1.70)	(.37)	(.37)	—	6.82	(19.63)	48,186	1.81 [d]	4.54 [d]	46.35
February 29, 2008	10.03	.56	(1.12)	(.56)	(.58)	(.58)	—	8.89	(5.87)	88,517	1.79 [d]	5.80 [d]	65.32
February 28, 2007	10.01	.55	— [e]	.55	(.53)	(.53)	—	10.03	5.67	114,234	1.79 [d]	5.48 [d]	89.22
February 28, 2006	10.03	.40	(.04)	.36	(.38)	(.38)	—	10.01	3.66	76,554	1.84 [d]	3.92 [d]	59.85

Class M
August 31, 2010**	$8.63	.19	.01	.20	(.19)	(.19)	—	$8.64	2.29*	$3,465	.56*	2.21*	35.60*
February 28, 2010	6.82	.33	1.82	2.15	(.34)	(.34)	—	8.63	31.91	2,956	1.25 [d]	4.13 [d]	54.09
February 28, 2009	8.90	.43	(2.09)	(1.66)	(.42)	(.42)	—	6.82	(19.22)	2,040	1.21 [d]	5.17 [d]	46.35
February 29, 2008	10.03	.62	(1.11)	(.49)	(.64)	(.64)	—	8.90	(5.19)	5,637	1.19 [d]	6.41 [d]	65.32
February 28, 2007	10.01	.59	.02	.61	(.59)	(.59)	—	10.03	6.27	6,767	1.19 [d]	5.89 [d]	89.22
February 28, 2006	10.03	.41	.01 [f]	.42	(.44)	(.44)	—	10.01	4.31	14,928	1.24 [d]	4.23 [d]	59.85

Class R
August 31, 2010**	$8.63	.18	.01	.19	(.18)	(.18)	—	$8.64	2.20*	$291	.66*	2.11*	35.60*
February 28, 2010	6.82	.33	1.81	2.14	(.33)	(.33)	—	8.63	31.82	231	1.35 [d]	4.05 [d]	54.09
February 28, 2009	8.90	.41	(2.08)	(1.67)	(.41)	(.41)	—	6.82	(19.31)	113	1.31 [d]	5.09 [d]	46.35
February 29, 2008	10.03	.60	(1.10)	(.50)	(.63)	(.63)	—	8.90	(5.26)	137	1.29 [d]	6.05 [d]	65.32
February 28, 2007	10.01	.58	.02	.60	(.58)	(.58)	—	10.03	6.18	353	1.29 [d]	5.78 [d]	89.22
February 28, 2006	10.03	.42	(.01)	.41	(.43)	(.43)	—	10.01	4.17	235	1.34 [d]	4.25 [d]	59.85

Class Y
August 31, 2010**	$8.63	.20	.02	.22	(.20)	(.20)	—	$8.65	2.59*	$92,399	.40*	2.36*	35.60*
February 28, 2010	6.82	.37	1.81	2.18	(.37)	(.37)	—	8.63	32.43	89,479	.85 [d]	4.52 [d]	54.09
February 28, 2009	8.90	.46	(2.09)	(1.63)	(.45)	(.45)	—	6.82	(18.89)	36,251	.81 [d]	5.63 [d]	46.35
February 29, 2008	10.03	.66	(1.11)	(.45)	(.68)	(.68)	—	8.90	(4.82)	40,932	.79 [d]	6.89 [d]	65.32
February 28, 2007	10.01	.63	.02	.65	(.63)	(.63)	—	10.03	6.73	3,524	.79 [d]	6.29 [d]	89.22
February 28, 2006†	10.01	.22	— [e]	.22	(.22)	(.22)	—	10.01	2.19*	5,747	.34*[d]	2.20*[d]	59.85

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

	2/28/10	2/28/09	2/29/08	2/28/07	2/28/06

Class A	0.07%	0.09%	0.02%	0.01%	0.03%

Class B	0.07	0.09	0.02	0.01	0.03

Class C	0.07	0.09	0.02	0.01	0.03

Class M	0.07	0.09	0.02	0.01	0.04

Class R	0.07	0.09	0.02	0.01	0.03

Class Y	0.07	0.09	0.02	0.01	<0.01

e Amount represents less than $0.01 per share.

f The amount of net realized and unrealized gain shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

38

Notes to financial statements 8/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income. Preservation of capital is a secondary goal. The fund invests primarily in income-producing floating rate loans and other floating rate debt securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Prior to April 5, 2010, the maximum front-end sales charge for class A and class M shares was 3.25% and 2.00%, respectively. Prior to April 5, 2010, class B shares were subject to a contingent deferred sales charge, if those shares were redeemed within four years of purchase.

A 1.00% redemption fee applied on certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective August 2, 2010, the redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from March 1, 2010 through August 31, 2010.

A) Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

39

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Credit default contracts The fund enters into credit default contracts to gain exposure on individual names and baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

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In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,600,000 on credit default swap contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At the close of the reporting period, the fund had a net liability position of $145,857 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $129,942.

G) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision

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has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 28, 2010, the fund had a capital loss carryover of $73,180,560 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$55,083	February 28, 2013

259,624	February 28, 2014

768,240	February 28, 2015

2,010,830	February 29, 2016

27,891,333	February 28, 2017

42,195,450	February 28, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2011, $227,428 of losses recognized during the period November 1, 2009 to February 28, 2010.

The aggregate identified cost on a tax basis is $391,486,594, resulting in gross unrealized appreciation and depreciation of $8,894,122 and $11,662,499, respectively, or net unrealized depreciation of $2,768,377.

J) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.72% of the first $5 billion, 0.67% of the next $5 billion, 0.62% of the next $10 billion, 0.57% of the next $10 billion, 0.52% of the next $50 billion, 0.50% of the next $50 billion, 0.49% of the next $100 billion, 0.485% of any excess thereafter.

Putnam Management had agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements, payments under the fund’s distribution) would exceed an annual rate of 0.85% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

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Effective June 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Purchaser) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $8,558 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $2,660 (exclusive of the initial payment) from the Purchaser in accordance with the terms of the Agreement.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $839 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $277, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. Prior to April 5, 2010, the annual rates were 0.85% and 0.40% of the average net assets attributable to class B and class M shares, respectively.

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For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,316 and $89 from the sale of class A and class M shares, respectively, and received $3,305 and $5,050 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $164,144,670 and $127,411,236, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/10		Year ended 2/28/10

Class A	Shares	Amount	Shares	Amount

Shares sold	8,545,371	$74,282,231	12,661,801	$99,099,973

Shares issued in connection with
reinvestment of distributions	397,778	3,442,374	565,068	4,634,006

	8,943,149	77,724,605	13,226,869	103,733,979

Shares repurchased	(5,788,676)	(50,049,192)	(9,810,940)	(78,571,067)

Net increase	3,154,473	$27,675,413	3,415,929	$25,162,912

	Six months ended 8/31/10		Year ended 2/28/10

Class B	Shares	Amount	Shares	Amount

Shares sold	215,119	$1,871,867	255,698	$2,058,405

Shares issued in connection with
reinvestment of distributions	16,478	142,544	29,512	239,199

	231,597	2,014,411	285,210	2,297,604

Shares repurchased	(258,832)	(2,239,597)	(441,451)	(3,499,910)

Net decrease	(27,235)	$(225,186)	(156,241)	$(1,202,306)

	Six months ended 8/31/10		Year ended 2/28/10

Class C	Shares	Amount	Shares	Amount

Shares sold	1,317,658	$11,448,746	2,344,564	$18,998,389

Shares issued in connection with
reinvestment of distributions	94,898	820,687	160,232	1,304,595

	1,412,556	12,269,433	2,504,796	20,302,984

Shares repurchased	(930,337)	(8,052,731)	(2,384,040)	(19,062,630)

Net increase	482,219	$4,216,702	120,756	$1,240,354

	Six months ended 8/31/10		Year ended 2/28/10

Class M	Shares	Amount	Shares	Amount

Shares sold	75,454	$653,906	86,108	$674,084

Shares issued in connection with
reinvestment of distributions	6,840	59,199	11,732	95,927

	82,294	713,105	97,840	770,011

Shares repurchased	(24,017)	(208,140)	(54,457)	(423,908)

Net increase	58,277	$504,965	43,383	$346,103

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	Six months ended 8/31/10		Year ended 2/28/10

Class R	Shares	Amount	Shares	Amount

Shares sold	9,025	$78,019	16,379	$133,568

Shares issued in connection with
reinvestment of distributions	640	5,536	886	7,288

	9,665	83,555	17,265	140,856

Shares repurchased	(2,826)	(23,923)	(7,081)	(57,695)

Net increase	6,839	$59,632	10,184	$83,161

	Six months ended 8/31/10		Year ended 2/28/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,020,019	$26,305,693	11,164,858	$84,838,837

Shares issued in connection with
reinvestment of distributions	54,130	468,796	97,267	797,150

	3,074,149	26,774,489	11,262,125	85,635,987

Shares repurchased	(2,751,008)	(23,838,626)	(6,211,583)	(51,186,881)

Net increase	323,141	$2,935,863	5,050,542	$34,449,106

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Liability derivatives

Derivatives not accounted for as hedging instruments	Statement of assets and
under ASC 815	liabilities location	Market value

Credit contracts	Payables	$145,857

Total		$145,857

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Swaps	Total

Credit contracts	$37,010	$37,010

Total	$37,010	$37,010

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Swaps	Total

Credit contracts	$(22,196)	$(22,196)

Total	$(22,196)	$(22,196)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $24,347 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $130,169,826

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and $126,160,234, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

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Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

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The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

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Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2050 Fund
Global Industrials Fund	Putnam RetirementReady 2045 Fund
Global Natural Resources Fund	Putnam RetirementReady 2040 Fund
Global Sector Fund	Putnam RetirementReady 2035 Fund
Global Technology Fund	Putnam RetirementReady 2030 Fund
Global Telecommunications Fund	Putnam RetirementReady 2025 Fund
Global Utilities Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

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Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert E. Patterson	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	Robert L. Reynolds	Chief Legal Officer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109	Richard B. Worley	Robert R. Leveille
Vice President and
Investment Sub-Manager	Officers	Chief Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	Mark C. Trenchard
London, England SW1A 1LD		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Marketing Services	Executive Vice President,
Putnam Retail Management	Principal Executive	Judith Cohen
One Post Office Square	Officer, Treasurer and	Vice President, Clerk and
Boston, MA 02109	Compliance Liaison	Assistant Treasurer

Custodian	Steven D. Krichmar	Michael Higgins
State Street Bank	Vice President and	Vice President, Senior Associate
and Trust Company	Principal Financial Officer	Treasurer, Assistant Clerk

Legal Counsel	Janet C. Smith	Nancy E. Florek
Ropes & Gray LLP	Vice President, Principal	Vice President, Assistant Clerk,
	Accounting Officer and	Assistant Treasurer and
Trustees	Assistant Treasurer	Proxy Manager
John A. Hill, Chairman
Jameson A. Baxter,	Susan G. Malloy
Vice Chairman	Vice President and
Ravi Akhoury	Assistant Treasurer
Barbara M. Baumann
Charles B. Curtis	Beth S. Mazor
Robert J. Darretta	Vice President
Myra R. Drucker
Paul L. Joskow	James P. Pappas
Kenneth R. Leibler	Vice President

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This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA096 263570 10/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: October 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 29, 2010